UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                          Pre-Effective Amendment No. 2
                        Post-Effective Amendment No. ____

                                       and

                       INVESTMENT COMPANY ACT OF 1940 [X]
           -----------------------------------------------------------

                            TriStar Investment Trust
               (Exact Name of Registrant as Specified in Charter)

                              13605 Crestway Drive
                           Brook Park, Ohio 44142-2657
                    (Address of Principal Executive Offices)

                                 (216) 362-0730
                         (Registrant's Telephone Number)

                              Russell P. Stockhaus
                              13605 Crestway Drive
                           Brook Park, Ohio 44142-2657
                     (Name and address of Agent for Service)
          -----------------------------------------------------------

                  Approximate Date of Proposed Public Offering:
    As soon as practical after the Registration Statement becomes effective.

-----------------------------------------------------------

The Registrant hereby amends this Registration Statement on such date or dates that may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said section (8)a, may determine.


[Outside front cover]

P R O S P E C T U S
April 17, 2000

TRISTAR INVESTMENT TRUST

TRISTAR LARGE CAP STOCK FUND
For Investors Seeking Long-Term Capital Appreciation














The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TriStar Investment Trust
TriStar Large Cap Stock Fund
13605 Crestway Drive
Brook Park, Ohio  44142



TABLE OF CONTENTS

The Fund                                                                      1
-------------------------------------------------------------------------------

The Fund's Goal.............................................................  1
The Principal Investment Strategies ........................................  1
The Investment Selection Strategy Used by the Fund..........................  2
The Principal Risks of Investing in the Fund................................  2
Who Should Invest...........................................................  4
Performance Summary.........................................................  4
Costs of Investing in the Fund..............................................  5
Expense Example.............................................................  6
Portfolio Turnover..........................................................  6


Who Manages the Fund                                                          7
-------------------------------------------------------------------------------

The Investment Adviser......................................................  7
The Portfolio Manager.......................................................  7

How to Buy and Sell Shares                                                    8
-------------------------------------------------------------------------------

Pricing of Fund Shares......................................................  8
Investing in the Fund.......................................................  8
Minimum Investments.........................................................  9
Types of Account Ownership.................................................. 10
Instructions For Opening and Adding to an Account........................... 11
Tax-Deferred Plans.......................................................... 12
Types of Tax-Deferred Accounts.............................................. 12
Instructions For Selling Fund Shares........................................ 14
Telephone Redemptions....................................................... 14
Additional Redemption Information........................................... 15
Shareholder Communications.................................................. 16
Dividends and Distributions................................................. 17
Taxes....................................................................... 18

THE FUND


THE FUND'S GOAL

* The Fund primarily aims for long-term capital appreciation. Any income received such as dividends or interest is incidental to this goal.

The Fund's goal may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice if there are any material changes to the Fund's goal. If there is a material change, you might want to consider whether the Fund remains an appropriate investment for you.


PRINCIPAL INVESTMENT STRATEGIES

The Fund generally invests in selected companies that are included in the Standard & Poor's 500 Composite Stock Price Index. In addition at least 65% of the Fund's assets will be invested in common stocks of companies whose market capitalization are greater than $10 billion dollars.

The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities than diversified portfolios.


THE INVESTMENT SELECTION STATEGY USED BY THE FUND - The investment adviser uses a simple and decisive proprietary investment strategy using technical analysis. Historical earnings and price performance information will be analyzed to try to identify trends in securities. Securities are bought when these trends signal that securities are undervalued and have greater opportunity to appreciate in value more than their peers. Securities are sold when these conditions change or the investment adviser believes other investments offer better opportunities.

[Side panel: A trend is any general direction or movement in the price or earnings of a company. These trends can be either up or down. The adviser will try to identify trends that he believes will repeat themselves and that can therefore be used to forecast future price behavior.]


THE PRINCIPAL RISKS OF
INVESTING IN THE FUND


Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. You could lose money investing in the Fund. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Risks of Investing in Common Stocks

The Fund and its shareholders are subject to the risks associated with common stock investing. These risks include the financial risk of purchasing individual companies that perform poorly, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Since the Fund generally invests in common stocks of large companies its share price may fluctuate more than the stock market as a whole. In addition there are times when small and medium sized companies perform better than large companies. During those periods your investment may under perform compared to those segments of the market that include the small and medium sized companies.

Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

Overall stock market risks may also affect the value of the Fund. Over time stock markets fluctuate and go through periods when stock prices generally decline. The value of the Fund's investments may decrease more than the stock markets in general.

Risk of Non-Diversification

As previously mentioned, the Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a diversified portfolio. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Lack of Operating History and Experience

TriStar Investment Trust (and its first series, TriStar Large Cap Stock Fund) is a newly organized investment company with no history of operations. None of the principals, officers, or directors of the investment adviser, TriStar Capital Management Corp., have ever registered, operated, or supervised the operations of investment companies, and there is no assurance that their past business experiences will enable them to successfully manage the assets of the Fund in the future.

WHO SHOULD INVEST

The Fund may be suitable for you if:

*  You wish to invest in large U.S. companies.
* You are seeking the possibility of growth of capital over the long-term - at least five years. * You can tolerate greater risks associated with common stock investments.
*  You are not looking for current income.
*  You are willing to accept fluctuations in share price.


PERFORMANCE SUMMARY

No performance information is presented since the Fund has no operating history as of the date of this Prospectus.

COSTS OF INVESTING IN THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Sales Charge (Load) Imposed on Purchases....................................None
Deferred Sales Charge (Load)................................................None
Sales Charge (Load) Imposed on Reinvested Dividends.........................None
Redemption Fee..............................................................None
Exchange Fee................................................................None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

Management Fees(a).........................................................0.50%
Distribution (12b-1) Fees...................................................None
Other Expenses(b)..........................................................0.70%
Total Annual Fund Operating Expenses.......................................1.20%

-------------------------------------------------------------------------------

(a) Fees payable under the Management Agreement between the Fund and the Adviser are fixed at 0.50% of the Fund's average daily net assets up to $10 million, 0.30% of such assets from $10 million to $50 million, and 0.20% of such assets in excess of $50 million.


(b) Fees payable under the Administration Agreement between the Fund and the Adviser (the Adviser is also the Administrator) are fixed at 0.70% of the Fund's average daily net assets up to $10 million, 0.50% of such assets from $10 million to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from 500 million to 1 billion, and 0.30% of such assets in excess of $1 billion.


EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Shareholder Transaction Expenses
================================================================================
                                              One Year                Three
Years
--------------------------------------------------------------------------------
Your costs:                                     $123                  $388
================================================================================


PORFOLIO TURNOVER

A mutual fund's turnover rate gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes.

Changes are made in the Fund's portfolio whenever its portfolio manager believes such changes are desirable. Selling may also result from liquidity needs. Portfolio turnover rates are a secondary consideration in making buy and sell decisions as they do affect costs and taxable distributions.

[Side panel: The average turnover rate for all domestic stock funds is approximately 88%, according to Morningstar, Inc. The Fund's estimated turnover rate will be between 80% to 120%.]

WHO MANAGES THE FUND


THE INVESTMENT ADVISER

TriStar Capital Management Corp., located at 13605 Crestway Drive, Brook Park, Ohio 44142, serves as the investment adviser to the Fund under an Investment Advisory Agreement with TriStar Investment Trust (the "Trust"). The Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Fund. TriStar Capital Management Corp. was organized in February 1999 and began serving as investment adviser to the Fund in April 2000. Russell P. Stockhaus is a shareholder and Chief Executive Officer of the Adviser.

The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. TriStar Capital Management also pays the salaries and fees of all officers and trustees of the Trust as well as officers, directors, or employees of TriStar Capital Management Corp. For its services, the Adviser is paid a fee of 0.50% of the Fund's average daily net assets up to $10 million, 0.30% of such assets from $10 million to $50 million, and 0.20% of such assets in excess of $50 million.


THE PORTFOLIO MANAGER

Mr. Stockhaus manages the investment program of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. He has been the portfolio manager of the Fund since its inception in 2000. Mr. Stockhaus founded TriStar Capital Management Corp. in 1999. Prior to forming TriStar
Capital Management Corp., Mr. Stockhaus was employed by Accounts Payable Recovery as an auditor from February 1993 through May 1996. In June 1996 he began employment with The Profit Recovery Group International, Inc. where he is still working on a full-time basis as an Audit Manager. Mr. Stockhaus holds a Bachelor of Science degree in Accounting from Bowling Green State University in Ohio and became a Certified Public Accountant in 1980.

HOW TO BUY AND SELL SHARES


PRICING OF FUND SHARES

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

                                 Total Net Assets - Liabilities
           Net Asset Value = ---------------------------------------
                                  Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. All instructions for purchases, redemptions, or reinvestments of fund shares received by 4:00 p.m. Eastern time will be priced at that day's calculated NAV. For all purchases your check must also be received by 4:00 p.m. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to determine market value.

INVESTING IN THE FUND

You can only purchase shares by sending a check directly to the Fund's Transfer Agent. The only exception would be IRA transfers, which would still have to be purchased through the Transfer Agent although you would send no check. If you are investing in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application. (To establish an IRA, complete an IRA Application.) To request an application, call 1-877-593-8637. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.


MINIMUM INVESTMENTS
=======================================================
                                 Initial    Additional
=======================================================
Regular account                   $500        $100
IRA account                       $500        $100
Education IRA                     $500        $100

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards, wire transfers, or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its Transfer Agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on short-term fluctuations in the stock market. The Fund reserves the right to reject purchase requests to investors with a history of excessive trading as it is detrimental to the efficient management of the Fund. The Fund also reserves the right to stop offering shares at any time.

[Side panel: Costs and market timing: Some investors try to profit from "market-timing" - switching money into investments when they expect the market to rise, and taking money out when they expect the market to fall. As money is shifted in and out by market timers, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring excessive transactions.]

TYPES OF ACCOUNT OWNERSHIP

You can establish the following types of accounts by completing a Shareholder Account Application:

          Individual or Joint Ownership - Individual accounts are owned by one person. Joint accounts have two or more owners.

          A Gift or Transfer to Minor (UGMA or UTMA) - An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

          Trust - An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

          Business Accounts - Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT
 ...............................................................................

TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------
Complete and sign the Shareholder           Complete the investment slip
Application or an IRA Application.          that is included with your account
                                            statement, and write your account
Make your check payable to the              number on your check.  If you no
TriStar Large Cap Stock Fund                longer have your investment  slip,
* For IRA accounts,  please                 please reference your name,
specify the year for which the              account number, and address on
contribution is made.                       your check.


MAIL APPLICATION AND CHECK TO:              MAIL THE SLIP AND CHECK TO:
 ................................................................................
TriStar Large Cap Stock Fund                TriStar Large Cap Stock Fund
c/o Mutual Shareholder Services, LLC        c/o Mutual Shareholder Services, LLC
1301 East Ninth Street, Suite 1005          1301 East Ninth Street, Suite 1005
Cleveland, Ohio 44114-1800                  Cleveland, Ohio 44114-1800

TAX-DEFERRED PLANS

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described on the following page and the Education IRA. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. Complete instructions about how to establish your tax-deferred retirement plan will be included in the retirement plan kit you receive in the mail.

Firstar Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.


TYPES OF TAX-DEFERRED ACCOUNTS

*  Traditional IRA
An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-free and distributions are taxable as income.

*  Roth IRA
An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

*  Spousal IRA
An IRA funded by a working spouse in the name of a non-earning spouse.

*  Education IRA
This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of eighteen.

*  SEP-IRA
An individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

*  Keogh or Profit Sharing Plans
These  plans  allow   corporations,   partnerships   and  individuals  that  are
self-employed to make tax-deductible contributions of up to $30,000 for each person covered by the plans.

*  403(b) Plans
An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

*  401(k) Plans
Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.


DIVIDEND REINVESTMENT:
 ................................................................................
All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.


INSTRUCTIONS FOR SELLING FUND SHARES

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after the Transfer Agent receives your order in proper form. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed.

TELEPHONE REDEMPTIONS

The only transactions that will be executed per telephone instructions are redemptions. For redemptions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such redemptions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. If the Fund's Transfer Agent is not reasonably satisfied that telephone instructions are genuine, the redemption will not be made. Neither the Fund nor the Transfer Agent shall be liable if the proceeds from the redemption are lower than they would have been had the redemption not been delayed..


TO SELL SHARES
--------------------------------------------------------------------------------

By Mail
 ................................................................................

Write a letter of instruction that includes:
* The names(s) and signature(s) of all account owners.
* Your account number.
* The dollar or share amount you want to sell.
* Where to send the proceeds.
* If redeeming from your IRA, please note applicable withholding requirements.
* Obtain a signature guarantee or other documentation, if required.

MAIL YOUR REQUEST TO:
 ...............................................................................
TriStar Large Cap Stock Fund
c/o Mutual Shareholder Services, LLC
1301 East Ninth Street, Suite 1005
Cleveland, Ohio 44114-1800


BY TELEPHONE
 ...............................................................................
* You will automatically be granted         * You will not be able to redeem
telephone redemption privileges             by telephone and have a check
unless you decline them in writing          sent to your address of record
or indicate on the appropriate sec-         for a period of 15 days following
tion of the account application that        an address change.
you decline this option. Otherwise,
you may redeem Fund shares by               * Unless you decline telephone
calling 1-877-593-8637. Redemption          privileges in writing or on your
proceeds will only be mailed to your        account application, as long as
address of record.                          the fund takes reasonable
                                            measures to verify the order, you
* You may redeem a maximum of               may be responsible for any
$50,000 per day by telephone.               fraudulent telephone order.


For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-877-593-8637.


ADDITIONAL REDEMPTION INFORMATION


SIGNATURE GUARANTEES

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

*  If you change ownership on your account.

* If you request the redemption proceeds to be sent to a different address than that registered on the account.

* If the proceeds are to be made payable to someone other than the account's owner(s).

* If a change of address request has been received by the Transfer Agent within the last 15 days.

*  If you wish to redeem $50,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to delay a redemption when permitted by federal law.
For  more   information   pertaining  to  signature   guarantees,   please  call
1-877-593-8637.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-877-593-8637 to determine what additional documents are required.


ADDRESS CHANGES

To change the address on your account, call the Transfer Agent at 1-877-593-8637 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.


TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-877-593-8637 to determine what additional documents are required.


REDEMPTION INITIATED BY THE FUND

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance.


SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS. Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATIONS. Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS. Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Transfer Agent at 1-877-593-8637 or send a written notification to TriStar Large Cap Stock Fund, c/o Mutual Shareholder Services, LLC 1301 East Ninth Street, Suite 1005 Cleveland, Ohio 44114-1800.


[Side panel: Distributions: As a shareholder, you are entitled to your share of the Fund's income from dividends and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from the dividends that the Fund earns from its securities. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year. When distributions are made the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.]


TAXES

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone's tax situation is unique, please consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.



TRISTAR INVESTMENT TRUST
TRISTAR LARGE CAP STOCK FUND
------------------------------------------------

BOARD OF TRUSTEES
Russell P. Stockhaus, Chairman
Thomas P. Ziegler
Christopher S. McCann

INVESTMENT ADVISER AND ADMINISTRATOR
TriStar Capital Management Corp.


INDEPENDENT AUDITOR
McCurdy & Associates CPA's Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT
Mutual Shareholder Services, LLC

CUSTODIAN
Firstar Bank, N.A.




[Back cover page]

TRISTAR INVESTMENT TRUST
TRISTAR LARGE CAP STOCK FUND
------------------------------------------------


WHERE TO GO FOR INFORMATION
-----------------------------------------------
For shareholder inquiries, please call toll-free in the U.S. at 1-877-593-8637. You will find more information about TriStar Large Cap Stock Fund in the Statement of Additional Information (SAI). This document contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.

To obtain a copy of the SAI without charge you may contact the Fund directly either by mail, phone, or email:
   TriStar Large Cap Stock Fund
   13605 Crestway Drive
   Brook Park, OH 44142
   1-216-362-0730 (collect)
   Tristrfund@aol.com

You can also review and obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a publication fee, by sending a letter to the SEC's Public Reference Section, Washington, DEC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.



TriStar Investment Trust            SEC file number 811-09723

TRISTAR INVESTMENT TRUST
TRISTAR LARGE CAP STOCK FUND
13605 Crestway Drive
Brook Park, OH 44142
(216) 362-0730



                          TRISTAR LARGE CAP STOCK FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 17, 2000

                            TRISTAR INVESTMENT TRUST
                          TRISTAR LARGE CAP STOCK FUND
                              13605 Crestway Drive
                              Brook Park, OH 44142
                                 (216) 362-0730



This Statement of Additional Information ("SAI") is not a Prospectus, but is to be read in conjunction with the Prospectus for the TriStar Large Cap Stock Fund dated April 17th, 2000 ("Prospectus"). To obtain a free copy of the Prospectus Report, please write or call the Fund at the address or phone number referenced above.



                                TABLE OF CONTENTS

THE FUND.....................................................................  2
CAPITAL STRUCTURE............................................................  3
CONCENTRATION AND NON-DIVERSIFICATION POLICY.................................  3
TAX STATUS...................................................................  3
INVESTMENT GOAL'S AND POLICIES...............................................  4
INVESTMENT RESTRICTIONS......................................................  4
OTHER INVESTMENTS............................................................  5
MANAGEMENT OF THE FUND.......................................................  6
REMUNERATION OF OFFICERS AND TRUSTEES........................................  7
INVESTMENT ADVISER...........................................................  7
ADVISORY AND ADMINISTRATION AGREEMENTS.......................................  8
PRINCIPAL SECURITY HOLDERS...................................................  9
PERFORMANCE INFORMATION......................................................  9
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................... 11
CUSTODIAN.................................................................... 12
TRANSFER AGENT............................................................... 12
AUDITORS..................................................................... 12
FINANCIAL STATEMENTS......................................................... 13

THE FUND

The TriStar Large Cap Stock Fund (the "Fund"), is an open-end, non-diversified series of The TriStar Investment Trust (the "Trust"). The Trust was organized on September 22, 1999 as an Ohio trust and is authorized to issue an indefinite number of shares of beneficial interest. The Board of Trustees of the Trust is responsible for managing the business affairs of the Fund.


CAPITAL STRUCTURE

At present the Fund is the only series authorized by the Trust. The Board of Trustees may authorize the creation of additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected. On some issues, such as election of trustees, all shares of the Fund vote together as one series. In the event that the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund, the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.


CONCENTRATION AND NON-DIVERSIFICATION POLICY

Concentration: As an investment company, the Fund generally invests in selected companies that are included in the S&P 500. In addition at least 65% of the Fund's assets will be invested in common stocks of companies whose market capitalizations are greater than $10 billion dollars. The fund will not concentrate its portfolio in a particular industry. This policy of concentration will not be changed without shareholder approval.

Non-Diversification: The Fund is classified as being non-diversified which means that it has the ability to take larger positions in a smaller number of securities than a diversified fund. The Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single economic, political, or regulatory occurrence. The policy of the Fund is one of selective investments rather than broad diversification. The Fund seeks enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Subchapter M of the Internal Revenue Code.


TAX STATUS

Under the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, the Fund intends to pay out substantially all of its investment income and realized capital gains. As a result, the Fund intends to be relieved of federal income tax on the amounts distributed to shareholders. Distribution of any net long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees and will automatically be reinvested in additional Fund shares at net asset value, unless the shareholder has elected to receive payment in the form of cash. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement you must certify on the Shareholder Purchase Application supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to back-up withholding or otherwise certify that you are exempt from back-up withholding.

INVESTMENT GOAL'S AND POLICIES

THE FUND'S GOAL

* The Fund primarily aims for long-term capital appreciation. Any income received such as dividends or interest, is incidental to this goal.


PRINCIPAL INVESTMENT STRATEGIES

The Fund  generally  invests in selected  companies that are included in the S&P
500. In addition at least 65% of the Fund's assets will be invested in common stocks of companies whose market capitalizations are greater than $10 billion dollars.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(a)  Issue senior securities.

(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities

(d) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(e) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

 (f) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(g) Invest in companies for the purpose of acquiring control.

(h) Pledge, mortgage or hypothecate any of its assets.

(i) Concentrate investments in a particular industry.


OTHER INVESTMENTS:

In connection with its investment objective and policies the Fund may invest in the following types of securities which can involve certain risks:

INVESTMENT COMPANIES: The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group; and
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

FUTURES CONTRACTS: A futures contract is an agreement to buy or sell a specified amount of a particular commodity or financial instrument at a fixed price on a future date. A futures contract is a form of a derivative as its value is based on, or derived from, the value of its underlying security. Futures contracts will only be purchased on broad based stock indexes such as the S&P 500. Futures contracts will be used to basically to simulate full investment in the stock market while keeping cash on hand to meet shareholder redemptions or other needs. In general the Fund will not use futures contracts for hedging purposes or as leveraged investments that magnify the gains or losses of an investment.

While the Fund invests mainly in common stocks, it may invest up to 10% of total assets in cash, obligations of the U.S. Government, or repurchase agreements. U.S. Government Obligations and repurchase agreements are described below:

U.S. GOVERNMENT OBLIGATIONS: The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

REPURCHASE AGREEMENTS: A repurchase agreement is an agreement between a buyer and a seller, in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time and at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Generally the Fund will enter into repurchase agreements with the Trust's custodian or other banks with assets of $1 billion or more. The fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.



MANAGEMENT OF THE FUND

The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of TriStar Investment Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund's purposes. The trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

                                          Principal Occupation        Dates of
Name and Address         Position         Past 5 Years                Employment
==================       =========        ==================          =========

*Russell P. Stockhaus    Trustee,         The Profit Recovery Group   June 1996-
13605 Crestway Drive     President,       International, Inc.,        Present
Brook Park, Ohio 44142   Treasurer, and   Audit Manager
Date of Birth: 1956      Secretary        Accounts Payable            February
                                          Recovery, Auditor           1993 -
                                                                      May 1996

Thomas P. Ziegler        Trustee and      Dorn Color, Inc.            September
16512 Laverne Avenue     Vice-Pres.       Human Resources Mgr.        1983 -
Cleveland, Ohio  44135                                                Present
Date of Birth: 1961


Christopher S. McCann    Trustee          The Profit Recovery Group   December
614 North Oakhurst CT.                    International, Inc.         1996 -
Huron, OH  44839                          Audit Manager               Present
Date of Birth:  1967                      Ames Department Stores      September
                                          Inc.                        1990 -
                                          Accounts Payable
                                          Supervisor                  November
                                                                      1996


*Trustees  of the Fund who are  considered  "interested  persons"  as defined in
Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

REMUNERATION OF OFFICERS AND TRUSTEES

Trustee fees are Trust expenses. The Trust intends to pay fees to all Trustees who are not "interested persons" of not more than $250 for the year ending December 31, 2000. Compensation paid to the Trustees inception through December 31, 1999 is set forth in the following table:


================================================================================
                                   Pension or                         Total
                    Aggregate      Retirement        Estimated      Compensation
Name/Position     Compensation  Benefits Accrued  Annual Benefits  From Fund and
                    From Fund      As Part of           Upon        Fund Complex
                                 Fund Expenses       Retirement       Paid to
                                                                     Directors
================================================================================
Russell P. Stockhaus,    0             0                 0               0
President

Thomas P. Ziegler,      $50     0               0                 $50
Vice Pres.

Christopher S. McCann,  $50     0               0                 $50
Trustee
                      --------     --------           -------         ---------
     TOTAL             $100            0                 0              $100


INVESTMENT ADVISER

The Fund retains TriStar Capital Management Corp., 13605 Crestway Drive, Brook Park, OH 44142, as its investment adviser (the "Adviser"). The Adviser is an Ohio corporation founded in February 1999. The company is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly owned by Russell P. Stockhaus and Diane L. Stockhaus.

Russell P. Stockhaus has had the direct responsibility for the overall strategic management of the Fund's portfolio and its administration since the Fund's inception. Mr. Stockhaus founded TriStar Capital Management Corp. in 1999, and has served as Chairman of the Board and Chief Executive Officer since the company's inception. Mr. Stockhaus has a BS degree in Accounting from Bowling Green State University in Ohio and became a Certified Public Accountant in 1980. In addition to founding the company in 1999, Mr. Stockhaus was also simultaneously employed by The Profit Recovery Group, International, Inc., as an Audit Manager and is currently serving in that capacity on a full time basis.

ADVISORY AND ADMINISTRATION AGREEMENTS

On December 3rd, 1999 the Board of Trustees unanimously approved an investment advisory contract (the "Advisory Agreement") and a separate administration contract (the "Administration Agreement") with TriStar Capital Management Corp.

Under the Advisory Agreement, TriStar Capital Management Corp. will determine what securities will be purchased, retained or sold by the Fund. Mr. Stockhaus, will have the direct responsibility of managing the composition of the Fund's portfolio in accordance with the Fund's investment objective. Pursuant to its contract with the Fund, the Adviser must, among other requirements, (i) render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund's investment requirements, and (iii) pay salaries of the Fund's employees who may be officers, directors or employees of the Adviser. The Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

The Adviser is paid a fee of 0.50% of the Fund's average daily net assets up to $10 million, 0.30% of such assets from $10 million to $50 million, and 0.20% of such assets in excess on $50 million. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Adviser may at its discretion, forego sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.

Under the Administration Agreement, TriStar Capital Management Corp. renders all administrative and supervisory services to the Fund. TriStar Capital oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. TriStar Capital also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. TriStar Capital is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Fund assumes all other expenses except to the extent of those paid by the Investment Adviser.

Under the Administration Agreement, TriStar Capital assumes and pays all ordinary expenses of the Fund. Examples of such expenses include: (a) organizational costs, (b) compensation of the Adviser's personnel, (c) compensation of any of the Fund's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials,
(j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent's fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Investment Adviser may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.

Pursuant to the Administration Agreement, TriStar Capital receives a fee which is paid monthly at an annual rate of 0.70% of the Fund's average daily net assets up to $10 million, 0.50% of such assets from $10 million to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. The Administrator may at its discretion, forego sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.

The Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

The Advisory Contract and the Administration Agreement are terminable on 60 days' written notice, without penalty, by a vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Trustees, or by the Investment Adviser on 60 days' written notice, and automatically terminates in the event of its assignment.

PRINCIPAL SECURITY HOLDERS

As of February 1, 2000, Russell P. Stockhaus owned 100% of the shares of the fund. As such 100% of the shares were owned by the Trustees and Officers of the Trust.


PERFORMANCE INFORMATION

The Fund's total returns will be based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total returns will reflect the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns. Average annual return is based on historical earnings and is not intended to indicate future performance.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                        n
                                  P(1+T) = ERV

Where:
                 P = a hypothetical initial payment of $1,000
                 T = average annual total  return
                 n = number  of years  (1,  5, or 10)
                 ERV = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-
                       year  period,   at  the  end  of  such  period  (or
                       fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of Fund registration. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The Fund may also advertise total return which is calculated differently from average annual total return. Total return performance for a specific period (year to date, calendar quarter, fiscal year or portion thereof) is calculated by taking the initial investment in the Fund's shares on the first day of the period and the redeemable value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. A quotation of the Fund's total return will always be accompanied by the Fund's average annual total return.

The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

Performance information for the Fund may be compared, in reports and promotional literature, to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to  policies  established  by the Board of  Trustees  of the Trust,  the
Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Investment Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer. The Investment Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.


CUSTODIAN

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 has been retained to act as Custodian of the Trust's investments. The Custodian Acts as the Trust's depository, safekeeps its portfolio securities and investments, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

The Trust has entered into an agreement with Maxus Information Systems, Inc. (d/b/a Mutual Shareholder Services), 1301 East Ninth Street, Suite 1005, Cleveland, Ohio, 44114 ("Maxus"), for Maxus to act as The Fund's transfer agent, and to provide The Trust with accounting services, record-keeping and shareholder service functions. For its services as fund accountant, Maxus receives a fee from TriStar Capital Management based upon the average value of the Fund, with a maximum annual fee of $59,250. At Fund net asset values averaging less than $25 million, the annual fee would be $21,000. For all other services provided, Maxus receives from TriStar Capital an annual fee of $9.25 per shareholder (with a minimum charge of $775 per month) for shareholders services provided and an annual fee of $100 per state for state registration and qualification of Fund shares provided.


AUDITORS

The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent auditors for the Trust for the year ending September 30, 2000. McCurdy & Associates CPA's, Inc. performs an annual audit of the Trust's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

To The Shareholders and Board of Trustees
TriStar Investment Trust:

We have audited the accompanying statement of assets and liabilities of The TriStar Investment Trust (comprising, respectively, the TriStar Large Cap Stock
Fund) as of April 10, 2000. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of April 10, 2000, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of The TriStar Investment Trust constituting TriStar Large Cap Stock Fund as of April 10, 2000, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 10, 2000

                            TRISTAR INVESTMENT TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 10, 2000



                                                         TriStar Large
                                                         Cap Stock Fund

ASSETS:
  Cash in Bank                                               $100,000

    Total Assets                                             $100,000



LIABILITIES:                                             $          0
                                                         ------------

    Total Liabilities                                    $          0
                                                         ------------

NET ASSETS                                                   $100,000


NET ASSETS CONSIST OF:
  Capital Paid In                                            $100,000


OUTSTANDING SHARES
  Unlimited Number of Shares
  Authorized Without Par Value                                 10,000


NET ASSET VALUE PER SHARE                                      $10.00


OFFERING PRICE PER SHARE                                       $10.00



              See accompanying notes and accountant's audit report

                            TRISTAR INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                 April 10, 2000


1.  ORGANIZATION
        TriStar Investment Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Ohio by a declaration of trust dated September 22, 1999 and is authorized to issue an indefinite number of shares of beneficial interest. There is currently only one series within the Trust, the TriStar Large Cap Stock Fund (the AFund@). It represents a separate non-diversified portfolio of securities.

        The Fund uses an independent custodian. No transactions other than those relating to organizational matters and the sale of 10,000 shares of the TriStar Large Cap Stock Fund have taken place to date.

        The  Fund's primary   investment   objective  is   long-term   capital
        appreciation.

2.  CONTROL PERSONS
        As of April 10, 2000, all of the outstanding shares of the Fund were owned by Russell P. Stockhaus. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

3.  RELATED PARTY TRANSACTIONS
       TriStar Capital Management Corp. is the investment adviser for the Fund. It manages the Fund=s portfolio and provides administrative services to the extent not supplied by other service providers. Fees payable under the Management Agreement between the Fund and the Adviser are fixed at 0.50% of the Fund's average daily net assets up to $10 million, 0.30% of such assets from $10 million to $50 million, and 0.20% of such assets in excess of $50 million. Fees payable under the Administration Agreement between the Fund and the Adviser are fixed at 0.70% of the Fund's average daily net assets up to $10 million, 0.50% of such assets from $10 million to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from 500 million to 1 billion, and 0.30% of such assets in excess of $1 billion. TriStar Capital Management assumes and pays all ordinary expenses of the Fund except independent trustee fees and extraordinary and non-recurring expenses.

       Certain officers and/or directors of TriStar Capital Management Corp. are also officers and/or trustees of the Fund.

       Mutual Shareholder Services, Inc. acts as the Fund's transfer agent and, in that capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

                            TRISTAR INVESTMENT TRUST
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                 April 10, 2000


        Mutual Shareholder Services, Inc. also provides fund accounting services to the Fund including maintaining the Fund's accounts, books and records and calculating the daily net asset value.

        Certain officers and /or owners of TriStar Capital Management Corp. are also officers of the Fund.
4.  CAPITAL STOCK AND DISTRIBUTION
        At April 10, 2000, the authorized capitalization of the Fund consists of unlimited shares without par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion, subscription or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable. Each holder of common stock has one vote for each share held. There are no restrictions on the right of shareholders to retain or dispose of their shares. Voting rights are non-cumulative. Transactions in capital stock were as follows:

        Shares Sold:
              TriStar Large Cap Stock Fund                                10,000

        Shares Redeemed:
              TriStar Large Cap Stock Fund                                     0

        Net Increase:
              TriStar Large Cap Stock Fund                                10,000

        Shares Outstanding:
              TriStar Large Cap Stock Fund                                10,000


FORM N-1A

PART C - OTHER INFORMATION


Item 23. Exhibits

Exhibits - All exhibits believed to be applicable to this filing include:

Exhibit No.   Description
  10.10  Certificate of Trust of TriStar Investment Trust
  10.20  Declaration of Trust of TriStar Investment Trust, Table of Contents
  10.21   Declaration of Trust of TriStar Investment Trust
  20.10   Certificate of Consent of the Trustees of TriStar Investment Trust
  30.10   Investment Advisory Agreement
  30.20   Administration Agreement
  40.10   Subscription Agreement
  50.10   Reimbursement Agreement
  60.10   Transfer Agent Agreement
  60.20   Accounting Services Agreement
  70.10   Custody Agreement
  80.10   Legal Opinion and Consent of Counsel
  90.10   Consent of Independent Auditors

Item 24 Control Persons
Not Applicable.

Item 25. Indemnification
Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of TriStar Investment Trust (the "Trust") (Exhibit 10.21) pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Releases number 7221 (June 9, 1972) and number 11330 (September 2, 1980).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still in the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Indemnification provisions exist in the Investment Advisory and Administration Agreement under the headings "Limitation of Liability" which are identical to those in the Declaration of Trust noted above.

Item 26. Business and Other Connections of the Investment Adviser
TriStar Capital Management Corp.'s exclusive activity at the present time is performance on its Investment Advisory Contract and Administration Agreement currently effective with TriStar Investment Trust. Russell P Stockhaus is a 45% owner, officer and director of TriStar Investment Corp. Mr. Stockhaus is solely responsible for carrying on the duties described in the Investment Advisory Contract and Administration Agreement. TriStar Capital Management Corp.'s address is: 13605 Crestway Drive, Brook Park, OH 44142.

Mr. Stockhaus is also employed by The Profit Recovery Group International, Inc. on a full-time basis as an Audit Manager. Their address is: 2300 Windy Ridge Parkway, Suite 300 North, Atlanta, GA 30339-8426.


Item 27. Principal Underwriter The Fund acts as its own underwriter.

Item 28. Location of Accounts and Records
All fund records are held at the Trust's principal executive offices at 13605 Crestway Drive, Brook Park, OH 44142 except (1) records held and maintained by Firststar Bank relating to its function as custodian; and (2) records held and maintained by Mutual Shareholder Service, relating to its function as fund accountant, administrator and transfer agent.

Item 29. Management Services
Not Applicable

Item 30. Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Butler, State of Pennsylvania, on the 12th day of April, 2000.


      TriStar Investment Trust


By:  /s/ Russell P. Stockhaus
   Russell P. Stockhaus, President

Pursuant to the requirements of the Securities Act of 1933, this registration Statement has been signed below by the following persons in the capacities and on the dates(s) indicated.

/s/ Russell P. Stockhaus                                               4/12/2000
Russell P. Stockhaus       Trustee; President, Secretary, Treasurer,
                           and Chairman of the Board                      Date


/s/ Thomas P. Ziegler                                                  4/12/2000
Thomas S. Ziegler          Trustee, Vice President                        Date


/s/ Christopher S. McCann                                              4/12/2000
Christopher S. McCann      Trustee                                        Date

Exhibit 10.10

                              CERTIFICATE OF TRUST/
                      REPORT OF OPERATION OF BUSINESS TRUST

         This Certificate of Trust is filed in accordance with the provisions of the Ohio Business Trust Act (Chapter 1746.04 Ohio Revised Code) and sets forth the following:

         1.       The name of the business trust is TriStar Investment Trust.

         2. The following persons shall serve as all the Trustees of TriStar Investment
    Trust:

                  Russell P. Stockhaus              13605 Crestway Drive
                                                    Brook Park, Ohio 44142-2657

                  Thomas P. Ziegler                 16512 Laverne Avenue
                                                    Cleveland, Ohio 44135

                  Christopher S. McCann             614 North Oakhurst Court
                                                    Huron, Ohio 44839

         3. TriStar Investment Trust began engaging in business in Ohio on July 8, 1999. Further, TriStar Investment Trust will become, within one hundred eighty (180) days following the issuance of beneficial interests, a registered investment company under the Investment Company Act of 1940, as amended (15 U.S.C. 80a-1 et. seq.)

         4. This report is not being made to enable the business trust to maintain an action in a court of this state.

         5. The business trust will maintain a place of business in Ohio from which business will be engaged on its own behalf in activities permitted by its trust instrument and permitted under Chapter 1746, Ohio Revised Code.

         6. The address of the principal office of the business trust is 13605 Crestway Drive, Brook Park, Cleveland County, Ohio 44142-2675.

         7. The name and address within Ohio of a designated agent upon whom process against the business trust may be served is Russell P. Stockhaus, 13605 Crestway Drive, Brook Park, Cleveland County, Ohio 44142-2657.

         8. The above-named business trust irrevocably consents to service of process upon its designated agent and to service of process upon the Secretary of State if, without the registration of another agent with the Secretary of State, its designated agent has died, resigned, lost authority, dissolved, become disqualified, or has removed from this state, or its designated agent cannot, with due diligence, be found.

         9. Not more than ninety (90) days after the occurrence of any event causing any filing of the above information or any previous filing with respect thereto to be inaccurate or incomplete, the above-named business trust agrees to furnish all information necessary to maintain the accuracy and completeness of such filing.

AN EXECUTED COPY OF THE TRUST INSTRUMENT OR A TRUE AND CORRECT COPY OF IT, CERTIFIED TO BE SUCH BY A TRUSTEE BEFORE AN OFFICIAL AUTHORIZED TO ADMINISTER OATHS OR BY A PUBLIC OFFICIAL IN ANOTHER STATE IN WHOSE OFFICE AN EXECUTED COPY IS ON FILE, MUST BE ATTACHED AS AN EXHIBIT TO THIS REPORT.

         Date:July 31,________________________ 1999

                                                     TRISTAR INVESTMENT TRUST



                                              BY:  /s/Russell P. Stockhaus
                                                   RUSSELL P. STOCKHAUS, Trustee

         10. Certification of copy of business trust instrument by a Trustee:


STATE OF Ohio          )
                       )    ss.
COUNTY OF Cuyahoga     )

         I, RUSSELL P. STOCKHAUS, being duly sworn, declare under oath that I am Trustee of a business trust. I certify that attached hereto as an exhibit to this report is an executed copy of the trust instrument or a true and correct copy of it.



                                                        /s/ Russell P. Stockhaus
                                                        RUSSELL P. STOCKHAUS

         Sworn to before me and subscribed in my presence this _31st_ day of July, 1999.

                                                     /s/ Christina M. Dennis
                                                     Christina M. Dennis


                                                     NOTARY PUBLIC

                              J. Kenneth Blackwell
                               Secretary of State

                EXHIBIT TO REPORT OF OPERATION OF BUSINESS TRUST

                            BUSINESS TRUST AGREEMENT
                                       OF

                            TRISTAR INVESTMENT TRUST
   a Business Trust to be operated pursuant to Chapter 1746, Ohio Revised Code

The undersigned person, desiring to form a business trust, does hereby certify:

FIRST:   The name of said business trust shall be TriStar Investment Trust.

SECOND: The place where the principal office of the business trust is 13605 Crestway Drive, Brook Park, Cuyahoga County, Ohio 44142-2657.

FOURTH: The number and classes, if any, of shares of beneficial interest and the par value per share, if any, which the business trust is authorized to have outstanding, the assessability or nonassesability of such shares, the terms of the shares of each class or series thereof, and any restrictions or authorizations upon the Trustees or holders of shares of beneficial interest to restrict the transferability of the share are:

                  The beneficial interests in the trust shall consist of an unlimited number of nonassessable interests. No classes or series have been issued, however there are no restrictions or authorizations upon the Trustees or holders of beneficial interests to restrict the transferability of the shares other than to comply with the Investment Company Act of 1940.

         IN WITNESS WHEREOF, we have hereunto subscribed our names on the _24th___ day of July, 1999.


                                                       /s/ Russell P. Stockhaus


                                                       RUSSELL P. STOCKHAUS


                                                       /s/ Thomas P. Ziegler


                                                       THOMAS P. ZIEGLER


                                                       /s/ Christopher S. McCann


                                                       CHRISTOPHER S. McCANN
AN EXECUTED COPY OR A TRUE AND CORRECT COPY OF THIS INSTRUMENT MUST BE ATTACHED AS AN EXHIBIT TO A REPORT OF OPERATION OF A BUSINESS TRUST AND CERTIFIED TO BE SUCH BY A TRUSTEE BEFORE AN OFFICIAL AUTHORIZED TO ADMINISTER OATHS, BEFORE IT CAN BE FILED IN THE OFFICE OF THE SECRETARY OF STATE. (Ohio Revised Code Ann.
Section 1746.04)

EXHIBIT 10.20

                   DECLARATION OF TRUST OF TRISTAR INVESTMENT TRUST

                       TABLE OF CONTENTS
                                                                            PAGE

Article I: The trust                                                          1
1.1  Name                                                                     1
1.2  Trust Purpose                                                            1
1.3  Definitions                                                              1

Article II: Trustees                                                          3
2.1  Number and Qualification                                                 3
2.2  Term and Election                                                        3
2.3  Resignation and Removal                                                  4
2.4  Vacancies                                                                4
2.5  Meetings                                                                 4
2.6  Officers; Chairman of the Board                                          5
2.7  By-Laws                                                                  6

Article III: Powers of Trustees                                               6
3.1  General                                                                  6
3.2  Investments                                                              6
3.3  Legal Title                                                              7
3.4  Sale of Interests                                                        7
3.5  Borrow Money                                                             7
3.6  Delegation; Committee                                                    7
3.7  Collection and Payment                                                   7
3.8  Expenses                                                                 7
3.9  Miscellaneous Powers                                                     8
3.10 Further Powers                                                           8
Article IV: Investment Advisory and Administrative Services
     and Placement Agent Arrangements                                         8
4.1  Investment Advisory and Other Arrangements                               8
4.2  Parties to Contract                                                      9

Article V: Limitations of Liability                                           9
5.1  No Personal Liability of Trustees,
     Officers, Employees, Agents                                              9
5.2  Indemnification of Trustees, Officers, Employees, Agents                 9
5.3  Liability of Holders; Indemnification                                   10
5.4  No bond Required of Trustees                                            10
5.5  No Duty of Investigation;
     Notice in Trust Instruments, Etc.                                       10
5.6  Reliance on Experts, Etc.                                               11
5.7  Assent to Declaration                                                   11

Article VI: Interests in the Trust                                           11
6.1  Interests                                                               11
6.2  Rights of Holders                                                       11
6.3  Register of Interests                                                   11
6.4  Notices                                                                 12
6.5  No Pre-emptive Rights; Derivative Suits                                 12
6.6  No Appraisal Rights                                                     12

Article VII: Purchases and Redemption                                        12
7.1  Purchases                                                               12
7.2  Redemption by Holder                                                    12
7.3  Redemption by Trust                                                     12
7.4  Net Asset Value                                                         13

Article VIII: Holders                                                        13
8.1  Meetings of Holders                                                     13
8.2  Notice of Meetings                                                      13
8.3  Record Date for Meetings                                                14
8.4  Proxies, Etc.                                                           14
8.5  Reports                                                                 14
8.6  Inspection of Records                                                   15
8.7  Voting Powers                                                           15
8.8  Series of Interests                                                     15
8.9  Holder Action by Written Consent                                        17
8.10 Holder Communications                                                   17

Article IX: Duration; Termination of Trust;
            Amendment; Mergers, Etc.                                         18
9.1  Duration                                                                18
9.2  Termination of Trust                                                    18
9.3  Amendment Procedure                                                     19
9.4  Merger, Consolidation and Sale of Assets                                19
9.5  Incorporation                                                           20

Article X: Miscellaneous                                                     20
10.1 Certificate of Designation; Agent for Service of Process                20
10.2 Governing law                                                           20
10.3 Counterparts                                                            21
10.4 Reliance by Third parties                                               21
10.5 Provisions in Conflict with Law of Regulations                          21
10.6 Trust Only                                                              21
10.7 Withholding                                                             22
10.8 Headings and Construction                                               22

Exhibit 10.21

                              DECLARATION OF Trust
                                       OF
                            TRISTAR INVESTMENT TRUST

         This DECLARATION OF TRUST of TriStar Investment Trust is made on the 24th day of July, 1999, by the parties signatory hereto, as Trustees.

         WHEREAS, the Trustees desire to form a business Trust under the laws of Ohio for the investment and reinvestment of its assets; and

         WHEREAS, it is proposed that the Trust assets be composed of cash, securities and other Assets contributed to the Trust by the holders of interests in the Trust entitled to ownership rights in the Trust;

         NOW, THEREFORE, the Trustees hereby declare that the Trustees will hold in Trust all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder, and manage and dispose of the same for the benefit of the holders of interests in the Trust and subject to the following terms and conditions:

                              ARTICLE I: THE TRUST

         Section 1.1 Name. The name of the Trust created hereby (the "Trust") shall be "TriStar Investment Trust", and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall not refer to the Trustees in their individual capacities or the officers, agents, employees or holders of interest in the Trust. However, should the Trustees determine that the use of the name of the Trust is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct it activities under such other name. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a Certificate of Amendment pursuant to Title VXII Chapter 1746 (et seq.) of the BOBTA. Any such instrument shall not require the approval of the holders of interests in the Trust, but shall have the status of an amendment to this Declaration.

         Section 1.2 Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of any open-end management investment company registered under the 1940 Act and which may be engaged in or carried on by a Trust organized under the BOBTA, and in connection therewith, the Trust shall have and may exercise all of the powers conferred by the laws of the State of Ohio upon a Ohio Business Trust.

         Section 1.3 Definitions. As used in this Declaration, the following terms shall have the following meanings:

         (a) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

         (b) "Affiliated Person", "Assignment" and "Interested Person" shall have the meanings given them in the 1940 Act.

         (c) "Administrator" shall mean any party furnishing services to the Trust pursuant to any administrative services contract described in Section 4.1 hereof.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

         (e) "Commission" shall mean the Securities and Exchange Commission.

         (f) "Declaration" shall mean this Declaration of Trust as amended from time to time. References in this Declaration to "Declaration", "hereof", "herein", and "hereunder" shall be deemed to refer to the Declaration rather than the article or section in which such words appear. This Declaration shall constitute the governing instrument of the Trust under the BOBTA.

         (g) "BOBTA" shall mean the Baldwin's Ohio Revised Code Annotated Title XVII, Chapter1746 et. seq., as amended from time to time.

         (h) "Fiscal Year" shall mean an annual period as determined by the Trustees unless otherwise provided by the Code or applicable regulations.

         (i) "Holders" shall mean as of any particular time any or all holders of record of interests in the Trust or in Trust Property, as the case may be, at such time.

         (j) "Interest" shall mean a Holder's units of interest into which the beneficial interest in the Trust and each series of the Trust shall be divided from time to time.

         (k) "Investment Adviser" shall mean any party furnishing services to the Trust pursuant to any investment advisory contract described in Section 4.1 hereof.

         (l) "Majority Interests Vote" shall mean the vote, at a meeting of the Holders of Interests, or of the lesser of, (A) sixty-seven percent (67%) or more of the Interests present or represented at such meeting, provided the Holders of more than fifty percent (50%) of the Interests are present or represented by proxy, or (B) more than fifty percent (50%) of the Interest.

         (m) "Person" shall mean and include an individual, corporation, partnership, Trust, association, joint venture and other entity, whether or not a legal entity, and a government and agencies and political subdivisions thereof.

         (n) "Registration Statement" as of any particular time shall mean the Registration Statement of the Trust which is effective at such time under the 1940 Act.

         (o) "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees. The Trustees may authorize the division of Trust Property into two or more series, in accordance with the provisions of Section 8.8 hereof, in which case all references in this Declaration to the Trust, Trust Property, Interests herein or Holders thereof shall be deemed to refer to each such series, as the case may be, except as the context otherwise requires. Any series of Trust Property shall be established and designated, and the variations in the relative rights and preferences as between the different series shall be fixed and determined by the Trustees.

         (p) "Trustees" shall mean such persons who are indemnified as Trustees of the Trust on the signature page of this Declaration, so long as they shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as Trustees in accordance with the provisions of this Declaration of Trust and are then in office, in their capacity as Trustees hereunder.

                              ARTICLE II: TRUSTEES

         Section 2.1 Number and Qualification. The number of Trustees shall initially be three (3) and shall thereafter be fixed from time to time by written instrument signed by a majority of the Trustees so fixed then in office, provided, however, that the number of Trustees shall in no event be less than one (1). A Trustee shall be an individual at least twenty-one (21) years of age who is not under legal disability.

         (a) Any vacancy created by an increase in Trustees shall be filled by the appointment or election of an individual having the qualifications described in this Article as provided in Section 2.4. Any such appointment shall not become effective, however, until the individual appointed or selected shall have accepted in writing such appointment or election and agreed in writing to be bound by the terms of the Declaration. No reduction in the number of Trustees shall have the effect of removing any Trustee from office.

         (b) Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.4 hereof, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

         Section 2.2 Term and Election. Each Trustee named herein, or elected or appointed prior to the first meeting of the Holders, shall (except in the event of resignations or removals or vacancies pursuant to Sections 2.3 or 2.4 hereof) hold office until his or her successor has been elected at such meeting and has qualified to serve as Trustee. Beginning with the Trustees elected at the first meeting of Holders, each Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided unless such Trustee resigns or is removed as provided in Section 2.3 below.

         Section 2.3 Resignation and Removal. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by him or her and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument.

         (a) Any of the Trustees may be removed with or without cause by the affirmative vote of the Holders of two-thirds (2/3rds) of the Interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.1 hereof) with cause, by the action of two-thirds (2/3rds) of the remaining Trustees. Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

         (b) Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held by the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee's incapacity to serve as Trustee, his or her legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

         Section 2.4 Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee. A vacancy shall also occur in the event of an increase in the number of Trustees as provided in Section 2.1. No such vacancy shall operate to annul this Declaration or to revoke any existing Trust created pursuant to the terms of this Declaration. In the case of a vacancy, the Holders of at least a majority of the Interests entitled to vote, acting at any meeting of the Holders held in accordance with Section 8.1 hereof, or, to the extent permitted by the 1940 Act, a majority vote of the Trustees continuing in office acting by written instrument or instruments, may fill such vacancy, and any Trustee so elected by the Trustees or the Holders shall hold office as provided in this Declaration. There shall be no cumulative voting by the Holder in the election of the Trustees.

         Section 2.5 Meetings. Meetings of the Trustees shall be held from time to time within or without the State of Ohio upon the call of the Chairman, if any, the President, the Chief Operating Officer, the Secretary, an Assistant Secretary or any two (2) Trustees.

         (a) Regular meetings of the Trustees may be held without call or notice at a time and place fixed by resolution of the Trustees. Notice of any other meeting shall be given not later than seventy-two (72) hours preceding the meeting by United States mail or by electronic transmission to each Trustee at his business address as set forth in the records of the Trust or otherwise given personally not less than twenty-four
(24) hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transmission of any business on the ground that the meeting has not been lawfully called or convened.

         (b) A quorum for all meetings of the Trustees shall be two-thirds (2/3rds) of the total number of Trustees, but (except at such time as there is only one (1) Trustee) no less than two (2) Trustees. Unless provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee. If there be less than a quorum present at any meeting of the Trustees, a majority of those present may adjourn the meeting until a quorum shall have been obtained.

         (c) Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be two (2) or more of the members thereof, unless the Board shall provide otherwise. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of the proceedings of the Trustees or any such committee.

         (d) With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust or are otherwise interested in any action to be taken may be counted for quorum purposes under this Section 2.5 and shall be entitled to vote to the extent permitted by the 1940 Act.

         (e) All or any one or more Trustees may participate in a meeting of the Trustees of any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting, unless the 1940 Act specifically requires the Trustees to act "in person", in which case such term shall be construed consistent with Commission or staff releases or interpretations.

         Section 2.6 Officers; Chairman of the Board. The Trustees shall, from time to time, elect officers of the Trust, including a President, a Secretary and a Treasurer. The Trustees shall elect or appoint, from time to time, a Trustee to act as Chairman of the Board who shall preside at all meetings of the Trustees and carry out such other duties as the Trustees shall designate. The Trustees may elect or appoint or authorize the President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The President, Secretary and Treasurer may, but need not, be a Trustee. The Chairman of the Board and such officers of the Trust shall serve in such capacity for such time and with such authority as the Trustees may, in their discretion, so designate.

         Section 2.7 By-Laws. The Trustees may adopt and, from time to time, amend or repeal the By-Laws for the conduct of the business of the Trust not inconsistent with this Declaration, and such By-Laws are hereby incorporated in this Declaration by reference thereto.

                         ARTICLE III: POWERS OF TRUSTEES

         Section 3.1 General. The Trustees shall have exclusive and absolute control over management of the business and affairs of the Trust, but with such powers of delegation as may be permitted by this Declaration and the BOBTA. The Trustees may perform such acts as in their sole discretion are proper for conducting the business and affairs of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or recourse to any court.

         Section 3.2 Investments.  The Trustees shall have power to:

         (a) conduct, operate and carry on the business of any investment company;

         (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of United States and foreign currencies and related instruments including forward contracts, and securities, including common and preferred stock, warrants, bonds, debentures, time notes and all other evidences of indebtedness, negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, convertible securities, forward contracts, options, futures contracts, and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States government, any foreign government, or any agency, instrumentality or political subdivision of the United States government or any foreign government, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States or under foreign laws; and to execute any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations, or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trustees may determine to invest.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

         Section 3.3 Legal Title. Legal title to all the Trust Property shall be vested in the Trust as a separate legal entity under the BOBTA, except that the Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees or in the name of any other Person on behalf of the Trust on such terms as the Trustees may determine.

         In the event that title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his or her due election and qualifications. Upon the resignation, removal or death of a Trustee he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

         Section 3.4 Sale of Interests. Subject to the more detailed provisions set forth in Article VII, the Trustees shall have the power to permit persons to purchase Interests and to add or reduce, in whole or in part, their Interest in the Trust.

         Subject 3.5 Borrow Money. The Trustees shall have the power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets or the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation

         Section 3.6 Delegation; Committees. The Trustees shall have powers, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient.

         Section 3.7 Collection and Payment. The Trustees shall have the power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owned, to the Trust; and to enter into releases, agreements and other instruments.

         Section 3.8 Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees may pay themselves such compensation for special services, including legal and brokerage services, as they in good faith may deem reasonable (subject to any limitations in the 1940 Act), and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

         Section 3.9 Miscellaneous  Powers. The Trustees shall have the power to
(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust and terminate such employees or contractual relationships as they consider appropriate; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies including but not limited to fidelity, bonding and errors and omission policies; insuring the Investment Adviser, Administrator, distributor, Holders, Trustees, officers, employees, agents, or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such person in such capacity, whether or not the Trust would have the power to indemnify such person against liability; (d) establish pension, profit-sharing and other retirement, incentive and profit realized directly or indirectly therefrom, provided that the contract or agreement when entered into was reasonable and fair and not inconsistent with the provisions of this Article
IV. Any Trustee or officer of the Trust or Holder may be the other party to contracts or agreements entered into pursuant to Section 4.1 hereof, and any Trustee or officer of the Trust or any Holder may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts or agreements mentioned in this Section 4.2.

         Section 3.10 Further Powers. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices, whether within or without the State of Ohio, in any and all States of the United States of America, in the District of Columbia, in any foreign countries, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies of instrumentalities of the United States of America and of foreign countries, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive and shall be binding upon the Trust and the Holders, past, present and future. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with Trust Property.

               ARTICLE IV: INVESTMENT ADVISORY AND ADMINISTRATIVE
                    SERVICES AND PLACEMENT AGENT ARRANGEMENTS

         Section 4.1 Investment Advisory and Other Arrangements. The Trustees may in their discretion, from time to time, enter into contracts or agreements for investment advisory services, administrative services (including transfer and dividend disbursing agency services), distribution services, fiduciary (including custodian) services, placement agent services, Holder servicing and distribution services, or other services, whereby the other party to such contract or agreement shall undertake to furnish the Trustees such services as the Trustees shall, from time to time, consider desirable and all upon which terms and conditions as the Trustees may in their discretion determine. Notwithstanding any other provisions of this Declaration to the contrary, the Trustees may authorize any Investment Adviser (subject to such general or specific instruments as the Trustees may, from time to time, adopt) to effect purchases, sales, loans or exchanges of Trust Property on behalf of the Trustees or may authorize any officer, employee, or Trust to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such Investment Adviser (all without further action by the Trustees). An such purchases, sales, loans and exchanges shall be binding upon the Trust.

         Section 4.2 Parties to Contract. Any contract or agreement of the character described in Section 4.1 of this Article IV may be entered into with any Person, although one or more of the Trustees or officers of the Trust or any Holder may be an officer, director, trustee, shareholder, or member of such other party to the contract or agreement, and no such contract or agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of such contract or agreement or accountable for any profit realized directly or indirectly therefrom, provided that the contract or agreement when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV. Any Trustee or officer of the Trust or any Holder may be the other party to contracts or agreements entered into pursuant to Section 4.1 hereof, and any Trustee or officer of the Trust or any Holder may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts or agreements mentioned in this Section 4.2.

                       ARTICLE V: LIMITATIONS OF LIABILITY

         Section 5.1 No Personal Liability of Trustees, Officers, Employees, Agents. No Trustee, officer, employee or agent of the Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any Person, other than the Trust or its Holders, in connection with Trust Property or the affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, Holders of Interests therein, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

         Section 5.2 Indemnification of Trustees, Officers, Employees, Agents. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or Trustees of another organization in which it has an interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for an other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

         Section 5.3 Liability of Holders; Indemnification. The Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject solely by reason of his or her being or having been a Holder and not because of such Holder's acts or omissions or for some other reason, and shall reimburse such Holder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the Holder); provided, however, that no Holder shall be entitled to indemnification by any series established in accordance with Section 8.8 unless such Holder is a Holder of Interest of such series. The rights accruing to a Holder under this Section 5.3 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein.

         Section 5.4 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his or her duties hereunder.

      Section 5.5 No duty of Investigation; Notice in Trust Instruments, Etc No purchaser, lender, or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees, officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate or other interest or undertaking of the Trust made by the Trustees or by any officer, employee or agent of the Trust, in his or her capacity as such, shall contain an appropriate recital to the effect that the Trustee, officer, employee and agent of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property or the private property of the Holders for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to the
Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Holders, Trustees, officers, employees and agents in such amount as the Trustees shall deem advisable. Section 5.6 Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act result from reliance in good faith upon the books of account or other records of the Trust, upon any opinion of counsel, or upon reports made to the Trust by any of its offices or employees or by any Investment Adviser, Administrator, accountant, appraiser or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Section 5.7 Assent to Declaration. Every Holder, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

                       ARTICLE VI: INTERESTS IN THE TRUST
         Section 6.1. Interests. The beneficial interests in the property of the Trust shall consist of an unlimited number of Interests. No certificate certifying the ownership of Interests need be issued except as the Trustees may otherwise determine from time to time.

         Section 6.2. Rights of Holders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trust or the Trustees, and the Holders shall have no right or title therein other than the beneficial interest conferred by their Interests and they shall have no right to call for any partition or division of any property, profits or rights of the Trust. The Interests shall be personal property giving only the rights specifically set forth in this Declaration.

         Section 6.3. Register of Interests. A register shall be kept by the Trust under the direction of the Trustees which shall contain the names and addresses of the Holders and Interests held by each Holder. Each such register shall be conclusive as to the identity of the Holders of the Trust and the Persons who shall be entitled to payments of distributions or otherwise to exercise or enjoy the rights of Holders. No Holder shall be entitled to receive payment of any distribution, nor to have notice given to it as herein provided, until it has given its address to such officer or agent of the Trustees as shall keep the said register for entry thereon.

         Section 6.4. Notices. Any and all notices to which any Holder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Holder of record at its last known address as recorded on the register.

         Section 6.5. No pre-emptive Rights: Derivative Suits. Holders shall have no pre-emptive or other right to subscribe to any additional Interests or other securities issued by the Trust or any series thereof. No action may be brought by a Holder on behalf of the Trust unless Holders owing no less than ten percent (10%) of the then outstanding Interests join in the bringing of such action.
         Section 6.6. No Appraisal Rights. Holders shall have no right to demand payment for their Interests or to any other rights of dissenting Holders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters' rights by a holder of a corporation organized under the General Corporation Law of Ohio, or otherwise.

                      ARTICLE VII: PURCHASES AND REDEMPTION

         Section 7.1. Purchases. The Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit the purchase of Interests by such party or parties (or increase in the Interests of a Holder) and for such type of consideration, including, without limitation, cash or property, at such time or times (including, without limitation, each business day) and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including, without limitation, the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses.

         Section 7.2. Redemption by Holder. Each Holder of Interests of the Trust or any series thereof shall have the right at such times as may be permitted by the Trust to require the Trust to redeem all or any part of his or her Interests of the Trust or series thereof at a redemption price equal to the net asset value per Interest of the Trust or series thereof next determined in accordance with Section 7.4 hereof after the Interests are properly tendered for redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Trust or series thereof which the Interests being redeemed are part of the value of such securities or assets used in such determination of the net asset value.

         Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the Holders of Interests of the Trust or series thereof to require the Trust to redeem Shares of the Trust or series during any period or at any time when and to the extent permissible under the 1940 Act.

         Section 7.3. Redemption by Trust. Each Interest of the Trust or series thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Interest was then being redeemed by the Holder pursuant to Section 7.2 hereof: (i) at any time, if the Trustees determine in their sole discretion and by majority vote that failure to so redeem may have materially adverse consequences to the Trust or any series or to the Holders of the Interests of the Trust or any series thereof, or (ii) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Holder accounts of a minimum amount. Upon such redemption the Holders of the Interests so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

         Section 7.4. Net Asset Value. The net asset value per Interest of any series shall be (i) in the case of a series whose Interests are not divided into classes, the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of Interests of that series outstanding, and (ii) in the case of a class of Interests of a series whose Interests are divided into classes, the quotient obtained by dividing the value of the net assets of that series allocable to such class (being the value of the assets belonging to that series allocable to such class less the liabilities belonging to such class) by the total number of Interests of such class outstanding: all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustee from time to time.

         The Trustees may determine to maintain the net asset value per Interests of any series at a designated constant dollar amount and in connection therewith may adopt procedures consistent with the 1940 Act for continuing declarations of income attributable to that series as dividends payable in additional Interests of that series at the designated constant dollar amount and for the handling of any losses attributable to that series.

                              ARTICLE VIII: HOLDERS

         Section 8.1 Meetings of Holders. Meetings of the Holders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of the Holders holding, in the aggregate, not less than ten percent (10%) of the Interests, such requests specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the State of Ohio on such day and at such time as the Trustees shall designate. Holders of one-third (1/3rd) of the Interests in the Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration. If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding more than fifty percent (50%) of the total Interests of the Holders present, either in person or by proxy, at such meeting constitutes the action of the Holders, unless the 1940 Act, other applicable law or this declaration requires a greater number of affirmative votes.

         Section 8.2 Notice of Meetings. Written or printed notice of all meetings of the Holders, stating the time, place and purposes of the meeting, shall be given by the Trustees either by presenting it personally to a Holder, leaving it at his or her residence or usual place of business, or by sending it via United States mail or by electronic transmission to a Holder, at his or her registered address, at least ten (10) business days and not more than ninety
(90) business days before the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Holder at his or her address as it is registered with the Trust, with postage thereon prepaid. At any such meeting, any business properly before the meeting may be considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         Section 8.3 Record Date for Meetings. For the purpose of determining the Holders who are entitled to notice of any meeting and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustee may from time to time fix a date, not more than ninety (90) calendar days prior to the date of any meeting of the Holders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as Holders of record for such purposes. If the Trustee shall divide the Trust Property into two (2) or more series in accordance with Section 8.8 herein, nothing in this Section 8.3 shall be construed as precluding the Trustees from setting different record dates for different series.

         Section 8.4 Proxies, Etc. At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken.

         (a) Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Holders of record shall be entitled to vote. Each Holder shall be entitled to a vote proportionate to its Interest in the Trust.

         (b) When Interests are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Interest.

         (c) A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the Holder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of its Interest, he or she may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

         Section 8.5 Reports. The Trustee shall cause to be prepared, at least annually, a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. The Trustees shall, in addition, furnish to the Holders at least semi-annually interim reports containing an unaudited balance sheet as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current Fiscal Year to the end of such period.

         Section 8.6 Inspection of Records. The records of the Trust shall be open to inspection by Holders during normal business hours and for any purpose not harmful to the Trust.

         Section 8.7 Voting  Powers.  The Holders  shall have power to vote only
(a) for the election of Trustees as contemplated by Section 2.2 hereof, (b) with respect to any investment advisory contract as contemplated by Section 4.1 hereof, (c) with respect to termination of the Trust as provided in Section 9.2 hereof, (d) with respect to any merger, consolidation or sale of assets as provided in Section 9.4 hereof, (e) with respect to incorporation of the Trust to the extent and as provided in Section 9.5 hereof, (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, BOBTA, or to any other applicable law, the Declaration, or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable.

         Each Holder shall be entitled to vote based on the ratio its Interest bears to the Interests of all Holders entitled to vote. Until Interests are issued, the Trustees may exercise all rights of Holders and may take any action required by law of the Declaration to be taken by Holders.

         Section 8.8 Series of Interests. The Trustees shall have the power to divide the Trust Property into two or more series. The following provisions shall be applicable to such series and any further series that may from time to time be established and designated by the Trustees:

         (a) All consideration received by the Trust for the issue or sale of Interests of a particular series together with all Trust Property in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there is any Trust Property, or any income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes.

         (b) The Trust Property belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, courts, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and including upon the Holders of all interests for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Holders. Without limitation of the foregoing provisions of this Section, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of any other series. Notice of this limitation on inter-series liabilities may, in the Trustee's sole discretion, be set forth in the Certificate of Trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the Sate of Ohio pursuant to the BOBTA, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Chapter 1746 of the BOBTA relating to limitations on inter-series liabilities (and the statutory effect under Chapter 1746 of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each series. Every note, bond, contract or other undertaking issued by or on behalf of a particular series shall include a recitation limiting the obligation represented thereby to that series and its assets.

         (c) Dividends and distributions on Interests of a particular series may be paid and with frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the Trustees may determine, to the Holders of Interests in that series, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that series as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on Interests in a particular series shall be distributed pro rata to the Holders of Interests in that series in proportion to the total outstanding Interests in that series held by such Holders at the date and time of record establishment for the payment of such dividends or distribution.

         (d) The Interests in a series of the Trust shall represent beneficial interests in the Trust Property belonging to such series. Each Holder of Interests in a series shall be entitled to receive its pro rata share of distributions of income and capital gains made with respect to such series. Upon reduction or withdrawal of its Interests or indemnification for liabilities incurred by reason of being or having been a Holder of Interests in a series, such Holder shall be paid solely out of the funds and property of such series of the Trust. Upon liquidation or termination of a series of the Trust, Holders of Interests in such series shall be entitled to receive a pro rata share of the Trust Property belonging to such series. A Holder of Interests in a particular series of the Trust shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or the Holders of Interests in any other series of the Trust.

         (e) Notwithstanding any other provision hereof, if the Trust Property has been divided into two or more series, then on any matter submitted to a vote of Holders of Interests in the Trust, all Interests then entitled to vote shall be voted by individual series, except that (1) when required by the 1940 Act, Interests shall be voted in the aggregate and not by individual series, and (2) when the Trustees have determined that the matter affects only the interests of Holders of Interests in a limited number of series, then only the Holders of Interests in such series shall be entitled to vote thereon. Except as otherwise provided in this Article VIII, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, including voting and dividend rights, of each series of Interests.

         (f) The establishment and designation of any series of Interests other than those set forth above shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Interests outstanding of any particular series previously established and designated, the Trustee may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

     (g) If the Trust  Property has been  divided into two or more series,  then
Section 9.2 of this Agreement shall apply also with respect to each such series as if such series were a separate Trust.

     (h) The Trustees shall be authorized to issue an unlimited number of Interests of each series.

     (i) Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that Holders of Interests of any series shall have the right to convert said Interests into one or more other series in accordance with such requirements and procedures as may be established by the Trustees.

     Section 8.9. Holder Action by Written Consent. Any action which may be taken by Holders may be taken without notice and without a meeting if Holders holding more than 50% of the total Interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing and the written consents shall be filed with the records of the meetings of Holders. Such consents shall be treated for all purposes as votes taken at a meeting of Holders.

     Section 8.10 Holder Communications. Whenever ten (10) or more Holders who have been such for at least six (6) months preceding the date of application, and who hold in the aggregate at least one percent (1%) of the total Interests, shall apply to the Trustees in writing, stating that they wish to communicate with other Holders with a view to obtaining signatures to a request for a meeting of Holders and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all Holders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of Holders, and the approximate cost of transmitting to them the proposed communication and form of request.

         If the Trustees elect to follow the course specified in clause (2) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be transmitted and of the reasonable expenses of transmission, shall, with reasonable promptness, transmit, by United States mail or by electronic transmission, such material to all Holders at their addresses as recorded on the books, unless within five (5) business days after such tender the Trustees shall transmit, by United States mail or by electronic transmission, to such applicants and file with the Commission, together with a copy of the material to be transmitted, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

      ARTICLE IX: DURATION, TERMINATION OF TRUST; AMENDMENT; MERGERS; ETC.

         Section 9.1 Duration. Subject to possible termination in accordance with the provisions of Section 9.2, the Trust created hereby shall continue perpetually pursuant to Chapter 1746 of BOBTA.

         Section 9.2 Termination of Trust.

         (a) The Trust may be terminated (i) by the affirmative vote of the Holders of not less than two-thirds of the Interests in the Trust at any meeting of the Holders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the Holders of not less than two-thirds (2/3rds) of such Interests, or (iii) by the Trustees by written notice to the Holders. Upon any such termination:

         (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

         (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, or other disposition of all or substantially all of the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by the Holders by a Majority Interests Vote.

          (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Holders according to their respective rights.

         (b) Upon termination of the Trust and distribution to the Holders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and file a certificate of cancellation in accordance with the BOBTA. Upon termination of the Trust, the Trustees shall thereon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Holders shall thereupon cease.

         Section 9.3 Amendment Procedure.

         (a) All rights granted to the Holders under this Declaration of Trust are granted subject to the reservation of the right of the Trustees to amend this Declaration of Trust as herein provided, except as set forth herein to the contrary. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Holders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

         (b) No amendment may be made, under Section 9.3(a) above, which would change any rights with respect to any Interest in the Trust by reducing the amount payable thereon upon liquidation of the Trust, by repealing the limitations on personal liability of any Holder or Trustee, or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Interests Vote.

         (c) A certification signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Holders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         (d) Notwithstanding any other provisions hereof, until such time as Interests are first sold, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

         Section 9.4 Merger, Consolidation and Sale of Assets. The Trust, or any series thereof, may merge or consolidate with any other corporation, association, Trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees and by a Majority Interests Vote of the Trust or such series, as the case may be, or by an instrument or instruments in writing without a meeting, consented to by the Holders of not less than fifty percent (50%) of the total Interests of the Trust or such series, as the case may be, and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the State of Ohio. In accordance with Chapter 1746 (et seq.) of BOBTA, an agreement of merger or consolidation may effect any amendment to the Declaration or effect the adoption of a new declaration of Trust if the Trust is the surviving or resulting business Trust. A certificate of merger or consolidation of the Trust shall be signed by a majority of the Trustees.

         Section 9.5 Incorporation. Upon a Majority Interests Vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other Trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, Trust, association or organization in exchange for the equity interests thereof or otherwise, and to lend money to, subscribe for the equity interests of, and enter into any contracts with any such corporation, Trust, partnership, association or organization, or any corporation, partnership, Trust, association or organization in which the Trust holds or is about to acquire equity interests. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, Trust partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of the Holders for the Trustees to organize or assist in organizing one or more corporations, Trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

                            ARTICLE X: MISCELLANEOUS

         Section 10.1 Certificate of Designation; Agent for Service of Process. The Trust shall file, in accordance with Title XVII of BOBTA, in the office of the Secretary of State of Ohio, a Certificate of Trust, in the form and with such information required by Chapter 1746.04 by BOBTA and executed in the manner specified. In the event the Trust does not have at least one (1) Trustee qualified under Chapter 1746.04 of BOBTA, then the Trust shall comply with Chapter 1746.04 of BOBTA by having and maintaining a registered office in Ohio and by designating a registered agent for service of process on the Trust, which agent shall have the same business office as the Trust's registered office. The failure to file any such certificate, to maintain a registered office, to designate a registered agent for service of process, or to include such other information shall not affect the validity of the establishment of the Trust, the Declaration or any action taken by the Trustees, the Trust officers or any other Person with respect to the Trust except insofar as a provision of the BOBTA would have governed, in which case the Ohio common law governs.

         Section 10.2 Governing Law. This Declaration is executed by all of the Trustees and delivered with reference to BOBTA and the laws of the State of Ohio, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to BOBTA and the laws of the State of Ohio (unless and to the extent otherwise provided for and/or preempted by the 1940 Act or other applicable federal securities law); provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Chapter 1746 of Title XVII of the Baldwin's Ohio Revised Code or (b) any provisions of the laws (statutory or common) of the State of Ohio (other than the BOBTA) pertaining to Trusts which are inconsistent with the rights, duties, powers, limitations or liabilities of the Trustees set forth or referenced in this Declaration.

         Section 10.3 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

         Section 10.4 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to (a) the number or identity of Trustees or Holders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Holders, (d) the fact that the number of Trustees or Holders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

         Section 10.5 Provisions in Conflict with Law or Regulations.

         (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the BOBTA, or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

         Section 10.6 Trust Only. It is the intention of the Trustees to create only a business Trust under BOBTA with the relationship of Trustee and beneficiary between the Trustees and each Holder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than an Ohio business Trust except to the extent such Trust is deemed to constitute a corporation under the Code and applicable state tax laws. Nothing in this Declaration of Trust shall be construed to make the Holders, either by themselves or with the Trustees, partners or members of a joint stock association.

         Section 10.7 Withholding. Should any Holder be subject to withholding pursuant to the Code or any other provision of law, the Trust shall withhold all amounts otherwise distributable to such Holder as shall be required by law and any amounts so withheld shall be deemed to have been distributed to such Holder under this Declaration of Trust. If any sums are withheld, pursuant to this provision, the Trust shall remit the sums so withheld to and file the required forms with the Internal Revenue Service, or other applicable government agency.

         Section 10.8 Headings and Construction. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.

         IN WITNESS WHEREOF the undersigned has caused this Declaration of Trust to be executed as of the day and year first above written.


/s/ Russell P. Stockhaus                             July 24, 1999
RUSSELL P. STOCKHAUS, Trustee                        Date


/s/ Thomas P. Ziegler                                July 24, 1999
THOMAS P. ZIEGLER, Trustee                           Date


/s/ Christopher S. McCann                            July 24, 1999
CHRISTOPHER S. McCANN, Trustee                       Date



EXHIBIT 20.10

CERTIFICATE OF CONSENT OF THE TRUSTEES OF
                TRISTAR INVESTMENT TRUST

The undersigned, being Trustees of TriStar Investment Trust (the "Trust"), do hereby adopt the following resolutions and shall become effective on the effective date of the first public offering of the Fund's shares.

WHEREAS, the Trustees deem it to be in the best interest of the Trust to establish an initial series of the Trust;

NOW, THEREFORE, BE IT RESOLVED, the Trustees hereby adopt the initial series of the Trust, which shall be named TriStar Large Cap Stock Fund, subject to the following restrictions:

These fundamental investment restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Series. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of
(i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may not:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.

(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(d) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

(e) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(f) Invest in companies for the purpose of acquiring control.

(g) Purchase or retain securities of any issuer if those officers, directors or trustees of the Fund or its Investment Adviser individually owns more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

(h) Pledge, mortgage or hypothecate any of its assets.

(i) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily saleable.

(j) Invest more than 10% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.

(k) Issue senior securities.

In connection with its investment objective and policies the Fund may invest in the following types of securities which can involve certain risks:

INVESTMENT COMPANIES: The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group; and
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

U.S. GOVERNMENT OBLIGATIONS: The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

FUTURES CONTRACTS: A futures contract is an agreement to buy or sell a specified amount of a particular commodity or financial instrument at a fixed price on a future date. A futures contract is a form of a derivative as its value is based on, or derived from, the value of its underlying security. Futures contracts will only be purchased on broad based stock indexes such as the S&P 500. Futures contracts will be used to basically to simulate full investment in the stock market while keeping cash on hand to meet shareholder redemptions or other needs. In general the Fund will not use futures contracts for hedging purposes or as leveraged investments that magnify the gains or losses of an investment.

REPURCHASE AGREEMENTS: A repurchase agreement is an agreement between a buyer and a seller, in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time and at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Generally the Fund will enter into repurchase agreements with the Trust's custodian or other banks with assets of $1 billion or more. The fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

IN WITNESS WHEREOF the undersigned, being the Trustees of the Trust, have hereunto set their hands and seals, to be effective as of the date first above written.


/s/ Russell P. Stockhaus          12/03/99
Russell P. Stockhaus, Trustee       Date


/s/ Thomas P. Ziegler             12/03/99
Thomas P. Ziegler, Trustee          Date


/s/ Christopher S. McCann         12/03/99
Christopher S. McCann, Trustee      Date

EXHIBIT 30.10

                          INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT ("Agreement"), is made and entered into by and between TriStar Investment Trust, an Ohio business trust (the "Fund"), and TriStar Capital Management Corp., an Ohio corporation (the "Investment Adviser"). WITNESSETH:

WHEREAS, the Fund, and open-end, non-diversified investment company registered under the Investment Company Act of 1940 (the "1940 Act"), wishes to retain the Investment Adviser to provide investment advisory services to the Fund; and

WHEREAS, the Investment Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.Employment of the Investment Adviser. The Fund hereby appoints the Investment Adviser to manage the investment and reinvestment of assets of the TriStar Large Cap Stock Fund and any other portfolio of the Fund which may be hereafter designated as a separate series for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.Obligations of the Fund. The Fund shall at all times inform the Investment Adviser as to the securities owned by it, the funds available or to become available for investment by it, and generally as to the condition of its affairs. It shall furnish the Investment Adviser with such other documents and information with regard to its affairs as the Investment Adviser may from time to time reasonably request.

3. Obligations of the Investment Adviser. Subject to the direction and control of the Fund's Board of Trustees, the Investment Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities consistent with the Fund's investment objective, policies, and limitations as stated in the Fund's current Prospectus and Statement of Additional Information. The Investment Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Fund's Declaration of Trust, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund. In placing orders for the Fund with brokers and dealers with respect to the execution of the Fund's securities transactions, the Investment Adviser shall attempt to obtain the best net results. In doing so, the Investment Adviser may consider such factors which it deems relevant to the Fund's best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Investment Adviser shall have the discretionary authority to utilize certain broker-dealers even though it may result in the payment by the Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Investment Adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker-dealer effecting the transaction. In no instance will portfolio securities be purchased from or sold to the Investment Adviser or any affiliated person thereof except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act. The Investment Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund and shall perform such other functions of management and supervision as may be directed by the Board of Trustees of the Fund, provided that in no event shall the Investment Adviser be responsible for any expense occasioned by the performance of such functions.

4.Expenses of the Fund. The Investment Adviser is responsible for (i) the compensation of any of the Fund's trustees, officers and employees who are interested persons of the Investment Adviser, (ii) compensation of the Investment Adviser's personnel and other expenses in connection with the provisions of portfolio management services under this Agreement, and (iii) expenses of printing and distributing the Fund's prospectus and sales and advertising materials to prospective clients. Other than as herein specifically indicated, the Investment Adviser shall not be responsible for the Funds expenses. Specifically, the Investment Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Investment Adviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by Fund: legal and audit expenses, organizational expenses; interest; taxes; governmental fees; industry association fees; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection herewith; fees, if any, of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Fund's shares; fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices, and dividends to fund shareholders; cost of stationary; costs of shareholders and other meetings of the Fund; compensation and expenses of the independent trustees of the Fund; fidelity bond and other insurance covering the Fund and its officers and trustees.

5.Limitations on Salaries. No trustee, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such trustee, officer or employee while he is at the same time director, officer or employee of the Investment Adviser or any affiliated company of the Investment Adviser. This paragraph shall not apply to trustees, executive committee members, consultants and other persons who are not regular members of the Investment Adviser's or any affiliated company's staff.

6.Compensation. As compensation for the services performed by the Investment Adviser, the Fund shall pay the Investment Adviser, as promptly as possible after the last day of each month, a fee, accrued each calendar day (including weekends and holidays) at a rate of 0.50% per annum of the daily net assets of the fund up to $10 million, 0.30% of such assets from $10 million to $50 million, and 0.20% of such assets in excess of $50 million. The first payment of fee hereunder shall be prorated on a daily basis from the date this Agreement takes effect. The Adviser may at its discretion, forego sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders. The Investment Adviser shall reduce such fee or, if necessary, make payments to the Fund to the extent required to satisfy any limitations with respect thereto imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. The daily net assets of the Funds shall be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Trustees of the Fund. Any of such payments as to which the Investment Adviser may so request shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Investment Adviser under this Agreement and detailed computation thereof.

7.Limitation of Liability. The Investment Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Trustees of the Fund in the following or declining to follow any advice or recommendation of the Investment Adviser; provided that nothing in this Agreement shall protect the Investment Adviser against any liability to the Fund or its stockholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8.Independent Contractor. The Investment Adviser shall be an independent contractor and shall have no authority to act for or represent the Fund in its investment commitments unless otherwise provided. No agreement, bid, offer, commitment, contract or other engagement entered into by the Investment Adviser whether on behalf of the Investment Adviser or whether purporting to have been entered unto on behalf of the Fund shall be binding upon the Fund, and all acts authorized to be done by the Investment Adviser under this Agreement shall be done by it as an independent contractor and not as an agent.

9.Activities of the Investment Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Investment Adviser who may also be a trustee, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature, nor to limit or restrict the right of the Investment Adviser to engage in any other business or to render services of any kind, including investment advisory services, to any other corporation, firm, individual or association.

10. Definitions. As used in this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Termination. This Agreement shall terminate automatically in the event of its assignment by the Investment Adviser and shall not be assignable by the Fund without consent of the Investment Adviser. This Agreement may also be terminated at any time, without payment of penalty (i) by the Fund either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days written notice to the Investment Adviser, or
(ii) by the Investment Adviser on 60 days written notice to the Fund. Upon the termination of this agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond or a breach of this Agreement committed prior to such termination and except or the obligation of the Fund to pay to the Investment Adviser the fee provided in Paragraph 6 hereof, prorated to the date of termination.

12. Term. This Agreement shall become effective on the effective date of the first public offering of the Fund's shares and shall continue in effect for one year and from year to year thereafter only so long as specifically approved annually by (i) the Fund's Board of Trustees and by a vote of the holders of a majority of the outstanding voting securities of the Fund, or (ii) a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15. Governing Law. This agreement shall be construed in accordance with and governed by the Laws of the State of Ohio.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed by their duly authorized officers this 3rd day of December 1999.


TriStar Investment Trust                    TriStar Capital Management Corp.

By:  /s/ Russell P. Stockhaus               By: /s/ Russell P. Stockhaus
Russell P. Stockhaus, President             Russell P. Stockhaus, President

ATTEST


By:  /s/ Thomas P. Ziegler                  By:  /s/ Diane L. Stockhaus
Thomas P. Ziegler, Vice Pres.               Diane L. Stockhaus, Secy.

EXHIBIT 30.20

ADMINISTRATION AGREEMENT

THIS ADMINISTRATION AGREEMENT ("Agreement"), is made by and between TriStar Investment Trust, an Ohio business trust (the "Fund"), and TriStar Capital Management Corp., an Ohio corporation (the "Administrator"). WITNESSETH:

WHEREAS, the Fund is engaged in business as a non-diversified open-end management investment company and is to be registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

WHEREAS,   the   Administrator   is  engaged  in  the   business  of   rendering
administrative and supervisory services to investment companies; and

WHEREAS, the Fund desires to retain the Administrator to render supervisory and corporate administrative services to the Fund in the manner and on the terms hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Employment of the Administrator. The Fund hereby employs the Administrator to administer the affairs of the Fund subject to the direction of the Board of Trustees and the officers of the Fund, for the period and on the terms hereinafter set forth. The Administrator hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Administrator shall devote such time as is necessary to carry out and shall at all times faithfully, with diligence and to the best of its ability, perform all of the duties required of it by the Fund hereunder.

2.Obligations of the Administrator. The Administrator shall, at its expense, establish and maintain separate books of account and other records reasonably appropriate for the operation of the business of the Fund, including such entries and supporting documents as may be necessary or appropriate for the purpose of showing all the transactions made or committed on behalf of the Fund, and shall supervise all accounting procedures and audits. All books and records shall be maintained in such form and detail as may be required by applicable law. The Administrator shall oversee the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of account in accordance with all applicable federal and state laws and regulations. The Administrator, at its expense, shall supply the Board of Trustees and officers of the Fund with all statistical information and reports reasonably required by it and reasonably available to the Administrator and furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. In compliance with the requirements of Rule 31a-3 under the Act, the Administrator hereby agrees that any records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Administrator further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the Act for the periods prescribed by Rule 31a-2 under the Act. The Administrator covenants and agrees that it will maintain, or will otherwise have available to it, facilities and staff, including managerial, administrative and technical, as shall be necessary and adequate, in all material respects, to perform properly its obligations hereunder.

3. Expenses of the Fund. The Administrator assumes and shall pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities necessary to perform its obligations under this Agreement. In addition, the Administrator assumes and shall pay all ordinary expenses of the Fund, including, without limitation: (a) organizational costs,
(b) compensation of the Investment Adviser's personnel and payment of other expenses in connection with provision of portfolio management services, (c) compensation of any of the Fund's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials,
(j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent's fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Administrator may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.

4.Compensation. As compensation for the services rendered, the facilities furnished and the expenses assumed by the Administrator, the Fund shall pay to the Administrator, in arrears, within thirty days after the end of each calendar month, a fee, accrued each calendar day (including weekends and holidays) at a rate of 0.70% per annum of the Fund's average daily net assets up to $10 million, 0.50% of such assets from $10 million to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from 500 million to 1 billion, and 0.30% of such assets in excess of $1 billion for such month as determined and computed in accordance with the description of the method of determination of net asset value contained in the Fund's Prospectus and Statement of Additional Information. The administrator may at its discretion, forego sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.

5.Expense Limitation. If, in any fiscal year, the aggregate expenses of the Fund (including advisory, administrative and transfer agency fees, but excluding interest, local, state and federal taxes), exceed the expense limitations of any state having jurisdiction over the Fund, then the fee paid to the Administrator hereunder will be reduced pro rata (but not below zero) to the extent required by such expense limitation. The Administrator will bear its pro rata share of any such fee reduction based on the percentage that the Administrator's fee bears to the total administrative and advisory fees paid by the Fund to the Administrator and to the investment adviser of the Fund, for the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of said fee reduction based on the number of days that the Agreement is in effect during such month and year, respectively.

6.Inspection of Books and Records. Manager shall, upon reasonable notice, permit the Fund and its duly authorized representatives to inspect and to audit, for any purposes whatsoever, all of the books of account, documents, records, papers and files in the custody or possession of the Administrator relating in any manner to the business of the Fund. All expenses involved in such audit or inspection will be borne by the Fund.

7.Independent Contractor. The Administrator is for all purposes hereunder an independent contractor, free from control, direction or supervision of the Fund and any persons engaged by the Administrator in the performance of the Administrator's duties hereunder are solely the employees or agents of the Administrator. The parties hereto intend and contemplate that their relationship shall not be construed, nor shall any provision of this Agreement be interpreted, so as to create a partnership or joint venture between them or their respective successors in interest and, except as expressly provided or authorized, neither party shall have the authority to act for, represent or bind the other or otherwise be deemed an agent of the other.

8.Activities of the Administrator. The services of the Administrator to the Fund hereunder are not to be deemed exclusive and the Administrator shall be free to render similar services to others. Subject to, and in accordance with the Declaration of Trust and By-Laws of the Fund and Section 10(a) of the Act, it is understood that trustees, officers, agents and beneficial holders of the Fund are or may be "interested persons" (as defined in the Act) of the Administrator of its affiliates, and that directors, officers, agents or shareholders of the Administrator of its affiliates are or may be "interested persons" of the Fund as beneficial holders or otherwise.

9.Limitation of Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Administrator, the Administrator shall not be liable to the Fund or to any beneficial holder of the Fund for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

10. Term. This Agreement shall become effective on the effective date of the first public offering of the Fund's shares and shall continue in effect for one year and from year to year thereafter only so long as specifically approved annually by (i) the Fund's Board of Trustees and by a vote of the holders of a majority of the outstanding voting securities of the Fund, or (ii) a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

11. Termination. This Agreement may be terminated at any time without the payment of any penalty (i) by the Fund either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days written notice to the Administrator, or by the Administrator on 60 days written notice to the Fund.

12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Trustees of the Fund and by a vote of the holders of a majority of the outstanding voting securities of the Fund, or (ii) a majority of those trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

13. Notices. Any notice required or desired to be given hereunder shall be in writing and shall be considered effective (i) when delivered, if by personal delivery, (ii) upon the earlier of actual or first attempted delivery, if mailed, postage prepaid, addressed as follows:

If to the Administrator:                    If to the Fund:
  TriStar Capital Management Corp.          TriStar Investment Trust
  13605 Crestway Drive                      13605 Crestway Drive
  Brook Park, OH  44142                     Brook Park, OH  44142
  Telephone No.: (216) 362-0730             Telephone No.: (216) 362-0730

or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13.

14. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior negotiations or agreements, whether written or oral.

15. Inurement. This Agreement shall inure to the benefit of and be binding upon the Fund, the Administrator, and their respective successors, transferees and assigns.

16. Assignment. Except as otherwise expressly provided herein, the rights and obligations of the parties pursuant to this Agreement may not be assigned without the express written consent of the other party.

17. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, such holding, declaration or pronouncement shall not adversely affect any other provision of this Agreement, and this Agreement shall otherwise remain in full force and effect and be enforced in accordance with its terms, including in a manner that may be reasonably required in order to render any provision that has been held, declared or pronounced void, voidable, invalid, unenforceable or inoperative to become valid, enforceable and operative.

18. Counterparts. This Agreement shall be executed in counterparts, in which case all such counterparts shall constitute one and the same agreement.

19. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio.

20. Attorneys' Fees. In the event any proceeding is brought by one party against the other to enforce or for the breach of any of the provisions of this Agreement, the prevailing party shall be entitled in such proceeding and in any appeal therefrom to recover reasonable attorneys' fees, together with the costs of such proceeding therein incurred.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed by their duly authorized officers this of 3rd day of December, 1999.

TriStar Investment Trust                    TriStar Capital Management Corp.

By: /s/ Russell P. Stockhaus                By: /s/ Russell P. Stockhaus
Russell P. Stockhaus, President             Russell P. Stockhaus, President

     ATTEST ATTEST


By:  /s/ Thomas P. Ziegler                  By: /s/ Diane L. Stockhaus
Thomas P. Ziegler, Vice-Pres.               Diane L. Stockhaus, Secretary


EXHIBIT 40.10

                            SUBSCRIPTION AGREEMENT

For and in consideration of the mutual agreements herein contained, Russell P. Stockhaus, hereinafter referred to as "Subscriber" hereby agrees to purchase from the TriStar Large Cap Stock Fund (the "Fund"), a mutual fund series of TriStar Investment Trust and Fund agrees to sell to Subscriber 10,000 shares of capital stock of Fund, par value $1.00 per share, at the price of $10.00 per share, upon the following terms and conditions:

  Subscriber agrees to pay $100,000 to Fund upon demand.

Fund will not issue any securities or receive any of the proceeds of this subscription until subscriptions identical in form to this one have been made by not more than 25 persons (which shall include Subscriber) to purchase from Fund securities for an aggregate net amount, which plus Fund's then net worth will equal at least $100,000.

Unless such aggregate net amount is paid to Fund and Fund then has $100,000 of net worth within 90 days after December 3rd, 1999, the date on which the registration statement filed under the Securities Act of 1933 with respect to the Fund's capital stock became effective, then this subscription shall become null and void and the full amount paid in by the Subscriber will be refunded to Subscriber on demand without any deduction.

In the event that such aggregate net amount of cash has been paid in and Fund has a net worth of at least $100,000 within 90 days after such registration statement has become effective, then this subscription shall be in full force and effect; and Fund may retain all funds tendered to it.

Subscriber agrees that the shares are being purchased for investment with no present intention of reselling or redeeming said shares.

It is understood that said aggregate net amount will be paid in to Fund before any subscriptions for Fund capital stock will be accepted from any persons in excess of twenty-five.


Subscriber of shares of the TriStar Large Cap Stock Fund


By:/s/ Russell P. Stockhaus                  12/03/99
   Russell P. Stockhaus                        Date



 Subscription agreed to TriStar Large Cap Stock Fund


By:/s/ Russell P. Stockhaus                  12/03/99
   Russell P. Stockhaus                        Date
   Chairman, Board of Trustees
   TriStar Investment Trust

EXHIBIT 50.10

                             REIMBURSEMENT AGREEMENT

The Fund will reimburse officers and trustees not affiliated with the Investment Adviser to compensate for travel expenses associated with performance of their duties.

The Fund has no plans to compensate officers and trustees who are affiliated with the Investment Adviser except indirectly through payment of the management fee.

EXHIBIT 60.10

                            TRANSFER AGENT AGREEMENT


         THIS AGREEMENT is made and entered into this 3rd day of December, 1999, by and between TriStar Investment Trust, a registered management investment company (the "Fund"), and Mutual Shareholder Services, an Ohio corporation ("MSS").

                                    RECITALS:

         A. The Fund is a non-diversified, open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         B. The Fund desires to appoint MSS as its transfer agent and dividend disbursing and redemption agent, and MSS desires to accept such appointment.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

1.       DUTIES OF MSS.

         1.01 Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints MSS to act, and MSS agrees to act, as transfer agent for the Fund's authorized and issued shares of beneficial interest of each class of each portfolio of the Fund (the "Shares"), and as dividend disbursing and redemption agent for the Fund.

         1.02     MSS agrees that it will perform the following services:

                  (a) In accordance with procedures established from time to time by agreement between the Fund and MSS, MSS shall:

                        (i) Receive for  acceptance,  orders for the purchase of
                  Shares, and promptly deliver payment and appropriate documentation therefore to the Custodian of the Fund authorized by the Board of Directors of the Fund (the "Custodian");

                       (ii) Pursuant to purchase  orders,  issue the appropriate
                  number of Shares and hold such Shares in the appropriate Shareholder account;

                       (iii) Receive for  acceptance  redemption  requests and
                  redemption directions and deliver the appropriate documentation therefore to the Custodian; (iv) At the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;

                        (v) Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;

                       (vi) Prepare and transmit payments for dividends and distributions declared by the Fund;

                     (vii) Maintain records of account for and advise the Fund and its Shareholders as to the foregoing; and

                     (viii) Record the issuance of shares of the Fund and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. MSS shall also provide the Fund on a regular basis with the total number of shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of shares, to monitor the issuance of such shares or to take cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Fund.

                  (b) In addition, MSS shall perform all of the customary services of a transfer agent, dividend disbursing and redemption agent, including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, receiving and tabulating proxies, mailing Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information and provide a system and reports which will enable the Fund to monitor the total number of Shares sold in each State.

         Procedures applicable to certain of these services may be established from time to time by agreement between the Fund and MSS.

2.       FEES AND EXPENSES

         2.01 In consideration of the services to be performed by MSS pursuant to this Agreement, the Fund agrees to pay MSS the fees set forth in the fee schedule attached hereto as Exhibit "A".

         2.02 In addition to the fee paid under Section 2.01 above, the Fund agrees to reimburse MSS for out-of-pocket expenses or advances incurred by MSS in connection with the performance of its obligations under this Agreement. In addition, any other expenses incurred by MSS at the request or with the consent of the Fund will be reimbursed by the Fund.

         2.03 The Fund agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to MSS by the Fund at least seven days prior to the mailing date of such materials.

3.       REPRESENTATIONS AND WARRANTIES OF MSS

         MSS represents and warrants to the Fund that:

         3.01 It is a corporation duly organized and existing and in good standing under the laws of the State of Ohio.

         3.02 It is duly qualified to carry on its business in the State of Ohio

         3.03 It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement.

         3.04 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

         3.05 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

         3.06 MSS is duly registered as a transfer agent under the Securities Act of 1934 and shall continue to be registered throughout the remainder of this Agreement.

4.       REPRESENTATIONS AND WARRANTIES OF THE FUND

         The Fund represents and warrants to MSS that:

         4.01 It is a Business Trust duly organized and existing and in good standing under the laws of the State of Ohio.

         4.02 It is empowered under applicable laws and by its charter and By-Laws to enter into and perform this Agreement.

         4.03 All corporate proceedings required by said charter and By-Laws have been taken to authorize it to enter into and perform this Agreement.

         4.04 It is an open-end and non-diversified management investment company registered under the 1940 Act.

         4.05 A registration statement under the Securities Act of 1933 is currently or will become effective and will remain effective, and appropriate state securities law filings as required, have been or will be made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

5.       INDEMNIFICATION

         5.01 MSS shall not be responsible for, and the Fund shall indemnify and hold MSS harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

                  (a) All actions of MSS or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence or willful misconduct.

                  (b) The Fund's refusal or failure to comply with the terms of this Agreement, or which arise out of the Fund's lack of good faith, gross negligence or willful misconduct or which arise out of the breach of any representation or warranty of the Fund hereunder.

                  (c)  The   reliance  on  or  use  by  MSS  or  its  agents  or
         subcontractors of information, records and documents which (i) are received by MSS or its agents or subcontractors and furnished to it by or on behalf of the Fund, and (ii) have been prepared and/or maintained by the Fund or any other person or firm on behalf of the Fund.

                  (d) The reliance on, or the carrying out by MSS or its agents or subcontractors of, any instructions or requests of the Fund.

                  (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

         5.02 MSS shall indemnify and hold the Fund harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any action or failure or omission to act by MSS as a result of MSS's lack of good faith, gross or ordinary negligence or willful misconduct.

         5.03 At any time MSS may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by MSS under this Agreement, and MSS and its agents or subcontractors shall not be liable and shall be indemnified by the Fund for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel. MSS, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document furnished by or on behalf of the Fund, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided MSS or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. MSS, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or registrar, or of a co-transfer agent or co-registrar.

         5.04 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

         5.05 Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any act or failure to act hereunder.

         5.06 Upon the assertion of a claim for which either party may be required to indemnify the other, the party of seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

6.       COVENANTS OF THE FUND AND MSS

         6.01 The Fund shall promptly furnish to MSS a certified copy of the resolution of the Board of Directors of the Fund authorizing the appointment of MSS and the execution and delivery of this Agreement.

         6.02 MSS hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

         6.03 MSS shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the 1940 Act, as amended, and the Rules thereunder, MSS agrees that all such records prepared or maintained by MSS relating to the services to be performed by MSS hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.

         6.04 MSS and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

         6.05 In case of any requests or demands for the inspection of the Shareholder records of the Fund, MSS will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. MSS reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person, and shall promptly notify the Fund of any unusual request to inspect or copy the shareholder records of the Fund or the receipt of any other unusual request to inspect, copy or produce the records of the Fund.

7.       TERM OF AGREEMENT

         7.01 This Agreement shall become effective as of the date hereof and shall remain in force for a period of three years; provided, however, that each party to this Agreement have the option to terminate the Agreement without penalty, upon 90 days prior written notice.

         7.02 Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be borne by the Fund. Additionally, MSS reserves the right to charge for any other reasonable expenses associated with such termination.

8.       MISCELLANEOUS

         8.01 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

         8.02 This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Directors of the Fund.

         8.03 The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of Ohio, or any of the provisions here in, conflict with the applicable provisions of the 1940 Act, the latter shall control.

         8.04 This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

         8.05 All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To the Fund:                                         To MSS:

TriStar Investment Trust                    Mutual Shareholder Services
13605 Crestway Drive                        1301 East Ninth Street, Suite 1005
Brook Park, Ohio  44142                     Cleveland, OH 44114

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Fund:                                        Mutual Shareholder Services, LLC
TriStar Investment Trust


By: /s/ Russell P. Stockhaus                 By:
Its: President                               Its: ___________________________

EXHIBIT 60.20

                          ACCOUNTING SERVICES AGREEMENT


         THIS AGREEMENT is made and entered into this 3rd day of December, 1999,by and between TriStar Investment Trust, a registered management investment company (the "Fund"), and Mutual Shareholder Services LLC ("MSS").an Ohio corporation.

                                    RECITALS:

         A. The Fund is a non-diversified, open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         B. MSS is a corporation experienced in providing accounting services to mutual funds and possesses facilities sufficient to provide such services; and

         C. The Fund desires to avail itself of the experience, assistance and facilities of MSS and to have MSS perform the Fund certain services appropriate to the operations of the Fund, and MSS is willing to furnish such services in accordance with the terms hereinafter set forth.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

         1.       DUTIES OF MSS.

         MSS  will   provide  the  Fund  with  the   necessary   office   space,
communication facilities and personnel to perform the following services for the
Fund:

(a) Timely calculate and transmit to NASDAQ the daily net asset value of each class of shares of each portfolio of the Fund, and communicate such value to the Fund and its transfer agent;

(b) Maintain and keep current all books and records of the Fund as required by Rule 31a-1 under the 1940 Act, as such rule or any successor rule may be amended from time to time ("Rule 31a-1"), that are applicable to the fulfillment of MSS's duties hereunder, as well as any other documents necessary or advisable for compliance with applicable regulations as may be mutually agreed to between the Fund and MSS. Without limiting the generality of the foregoing, MSS will prepare and maintain the following records upon receipt of information in proper form from the Fund or its authorized agents:

                  o        Cash receipts journal
                  o        Cash disbursements journal
                  o        Dividend record
                  o        Purchase and sales - portfolio securities journals
                  o        Subscription and redemption journals
                  o        Security ledgers
                  o        Broker ledger
                  o        General ledger
                  o        Daily expense accruals
                  o        Daily income accruals
                  o Securities and monies borrowed or loaned and collateral therefore
                  o        Foreign currency journals
                  o        Trial balances

(c) Provide the Fund and its investment adviser with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time.

(d) Provide all raw data available from its fund accounting system for the preparation by the Fund or its investment Adviser of the following:

                    1. Semi-annual financial statements; 2. Semi-annual form N-SAR; 3. Annual tax returns; 4. Financial data necessary to update form N-1A; 5. Annual proxy statement.

                  (e) Provide facilities to accommodate annual audit and any audits or examinations conducted by the Securities and Exchange Commission or any other governmental or quasi-governmental entities with jurisdiction.

MSS shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         2.       FEES AND EXPENSES.

                  (a) In consideration of the services to be performed by MSS pursuant to this Agreement, the Fund agrees to pay MSS the fees set forth in the fee schedule attached hereto as Exhibit A.

(b) In addition to the fees paid under paragraph (a) above, the Fund agrees to reimburse MSS for out-of-pocket expenses or advances incurred by MSS in connection with the performance of its obligations under this Agreement. In addition, any other expenses incurred by MSS at the request or with the consent of the Fund will be reimbursed by the Fund.

(c) The Fund agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice.

         3.       LIMITATION OF LIABILITY OF MSS.

                  (a) MSS shall be held to the exercise of reasonable care in carrying out the provisions of the Agreement, but shall not be liable to the Fund for any action taken or omitted by it in good faith without gross negligence, bad faith, willful misconduct or reckless disregard of its duties hereunder. It shall be entitled to rely upon and may act upon the accounting records and reports generated by the Fund, advice of the Fund, or of counsel for the Fund and upon statements of the Fund's independent accountants, and shall not be liable for any action reasonably taken or omitted pursuant to such records and reports or advice, provided that such action is not, to the knowledge of MSS, in violation of applicable federal or state laws or regulations, and provided further that such action is taken without gross negligence, bad faith, willful misconduct or reckless disregard of its duties.

(b) Nothing herein contained shall be construed to protect MSS against any liability to the Fund to which MSS shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties to the Fund, reckless disregard of its obligations and duties under this Agreement or the willful violation of any applicable law.

                  (c) Except as may otherwise be provided by applicable law, neither MSS nor its stockholders, officers, directors, employees or agents shall be subject to, and the Fund shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred by reason of the inaccuracy of information furnished to MSS by the Fund or its authorized agents.

         4.       REPORTS.

                  (a) The Fund shall provide to MSS on a quarterly basis a report of a duly authorized officer of the Fund representing that all information furnished to MSS during the preceding quarter was true, complete and correct in all material respects. MSS shall not be responsible for the accuracy of any information furnished to it by the Fund or its authorized agents, and the Fund shall hold MSS harmless in regard to any liability incurred by reason of the inaccuracy of such information.

                  (b) Whenever, in the course of performing its duties under this Agreement, MSS determines, on the basis of information supplied to MSS by the Fund or its authorized agents, that a violation of applicable law has occurred or that, to its knowledge, a possible violation of applicable law may have occurred or, with the passage of time, would occur, MSS shall promptly notify the Fund and its counsel of such violation.

         5.       ACTIVITIES OF MSS.

         The services of MSS under this Agreement are not to be deemed exclusive, and MSS shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

         6.       ACCOUNTS AND RECORDS.

         The accounts and records maintained by MSS shall be the property of the Fund, and shall be surrendered to the Fund promptly upon request by the Fund in the form in which such accounts and records have been maintained or preserved. MSS agrees to maintain a back-up set of accounts and records of the Fund (which back-up set shall be updated on at least a weekly basis) at a location other than that where the original accounts and records are stored. MSS shall assist the Fund's independent auditors, or, upon approval of the Fund, any regulatory body, in any requested review of the Fund's accounts and records. MSS shall preserve the accounts and records as they are required to be maintained and preserved by Rule 31a-1.

         7.       CONFIDENTIALITY.

MSS agrees that it will, on behalf of itself and its officers and employees, treat all transactions contemplated by this Agreement, and all other information germane thereto, as confidential and not to be disclosed to any person except as may be authorized by the Fund.

         8.       TERM OF AGREEMENT.

(a) This Agreement shall become effective as of the date hereof and shall remain in force for a period of three years; provided, however, that each party to this Agreement have the option to terminate the Agreement, without penalty, upon 90 days prior written notice.

         (b) Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movements of records and material will be borne by the Fund. Additionally, MSS reserves the right to charge for any other reasonable expenses associated with such termination.

         9.       MISCELLANEOUS.

         (a) Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

         (b) The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of Ohio, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (c) This Agreement may be amended by the parties hereto only if such amendment is in writing and signed by both parties.

         (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

         (e) All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

         To the Fund:                         To MSS:

         TriStar Investment Trust             Mutual Shareholder Services
         13605 Crestway Drive                 1301 East Ninth Street, Suite 1005
         Brook Park, Ohio  44142              Cleveland, OH 44114


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


TriStar Investment Trust                       Mutual Shareholder Services, LLC.


By: Russell P. Stockhaus                       By: _____________________________
Its: President                                 Its: ____________________________

                                  EXHIBIT 70.10

                                CUSTODY AGREEMENT


         This agreement (the "Agreement") is entered into as of the 3rd day of December, 1999, by and between TriStar Capital Management Corp., (the "Corporation"), a corporation organized under the laws of the State of Ohio and having its office at 13605 Crestway Drive, Brook Park, Ohio 44142 acting for and on behalf of TriStar Investment Trust (the "Fund"), which is operated and maintained by the Corporation for the benefit of the holders of shares of each Fund, and Firstar Bank, N.A. (the "Custodian"), a national banking association having its principal office and place of business at Firstar Center, 425 Walnut Street, Cincinnati, Ohio 45202.
         WHEREAS, the Fund and the Custodian desire to enter into this Agreement to provide for the custody and safekeeping of the assets of the Fund as required by the Investment Company Act of 1940, as amended (the "Act").
         WHEREAS, the Fund hereby appoints the Custodian as custodian of all the Fund's Securities and moneys at any time owned by the Fund during the term of this Agreement (the "Fund Assets").
         WHEREAS, the Custodian hereby accepts such appointment as Custodian and agrees to perform the duties thereof as hereinafter set forth.
         THEREFORE, in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:

                                    ARTICLE I
                                   Definitions

         The following words and phrases, when used in this Agreement, unless the context otherwise requires, shall have the following meanings:
         Authorized Person - the Chairman, President, Secretary, Treasurer, Controller, or Senior Vice President of the Fund, or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board Of Directors of the Fund to give Oral Instructions and Written Instructions on behalf of the Fund, and listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.
         Book-Entry System - the Federal Reserve Bank book-entry system for United States Treasury securities and federal agency securities.
         Certificate- A written certificate signed by the Secretary of the Fund certifying the actions taken by the Board of Directors.
         Depository - The Depository Trust Company ("DTC"), a limited purpose trust company its successor(s) and its nominee(s) or any other person or clearing agent
         Dividend and Transfer Agent - the dividend and transfer agent appointed, from time to time, pursuant to a written agreement between the dividend and transfer agent and the Fund
         Foreign Securities - a) securities issued and sold primarily outside of the United States by a foreign government, a national of any foreign country, or a trust or other organization incorporated or organized under the laws of any foreign country or; b) securities issued or guaranteed by the government of the United States, by any state, by any political subdivision or agency thereof, or by any entity organized under the laws of the United States or of any state thereof, which have been issued and sold primarily outside of the United States.
         Money Market Security - debt obligations issued or guaranteed as to principal and/or interest by the government of the United States or agencies or instrumentalities thereof, commercial paper, obligations (including certificates of deposit, bankers' acceptances, repurchase agreements and reverse repurchase agreements with respect to the same), and time deposits of domestic banks and thrift institutions whose deposits are insured by the Federal Deposit Insurance Corporation, and short-term corporate obligations where the purchase and sale of such securities normally require settlement in federal funds or their equivalent on the same day as such purchase and sale, all of which mature in not more than thirteen (13) months.
         Officers - the Chairman, President, Secretary, Treasurer, Controller, and Senior Vice President of the Fund listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.
         Oral Instructions - verbal instructions received by the Custodian from an Authorized Person (or from a person that the Custodian reasonably believes in good faith to be an Authorized Person) and confirmed by Written Instructions in such a manner that such Written Instructions are received by the Custodian on the business day immediately following receipt of such Oral Instructions.
         Prospectus - the Fund's then currently effective prospectus and Statement of Additional Information, as filed with and declared effective from time to time by the Securities and Exchange Commission.
         Security or Securities - Money Market Securities, common stock, preferred stock, options, financial futures, bonds, notes, debentures, corporate debt securities, mortgages, and any certificates, receipts, warrants, or other instruments representing rights to receive, purchase, or subscribe for the same or evidencing or representing any other rights or interest therein, or any property or assets.
         Written Instructions - communication received in writing by the Custodian from an Authorized Person.


                                   ARTICLE II
                Documents and Notices to be Furnished by the Fund

         A The following documents, including any amendments thereto, will be provided contemporaneously with the execution of the Agreement, to the Custodian by the Fund:
               1. A copy of the Articles of Incorporation of the Fund certified by the Secretary.
               2. A copy of the By-Laws of the Fund certified by the Secretary.
               3. A copy of the resolution of the Board Of Directors of the Fund appointing the Custodian, certified by the Secretary.
               4. A copy of the then current Prospectus.
               5. A Certificate of the President and Secretary of the Fund setting forth the names and signatures of the Officers of the Fund.

         B. The Fund agrees to notify the Custodian in writing of the appointment of any Dividend and Transfer Agent.


                                   ARTICLE III
                             Receipt of Fund Assets

         A. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all moneys constituting Fund Assets. The Custodian shall be entitled to reverse any deposits made on the Fund's behalf where such deposits have been entered and moneys are not finally collected within 30 days of the making of such entry.
         B. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all Securities constituting Fund Assets. The Custodian will not have any duties or responsibilities with respect to such Securities until actually received by the Custodian.
         C. As and when received, the Custodian shall deposit to the account(s) of the Fund any and all payments for shares of the Fund issued or sold from time to time as they are received from the Fund's distributor or Dividend and Transfer Agent or from the Fund itself.


                                   ARTICLE IV
                           Disbursement of Fund Assets

         A. The Fund shall furnish to the Custodian a copy of the resolution of the Board Of Directors of the Fund, certified by the Fund's Secretary, either
(i) setting forth the date of the declaration of any dividend or distribution in respect of shares of the Fund, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date, or
(ii) authorizing the declaration of dividends and distributions in respect of shares of the Fund on a daily basis and authorizing the Custodian to rely on a Certificate setting forth the date of the declaration of any such dividend or distribution, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date.
                  On the payment date specified in such resolution or Certificate described above, the Custodian shall segregate such amounts from moneys held for the account of the Fund so that they are available for such payment.

         B. Upon receipt of Written Instructions so directing it, the Custodian shall segregate amounts necessary for the payment of redemption proceeds to be made by the Dividend and Transfer Agent from moneys held for the account of the Fund so that they are available for such payment.
         C. Upon receipt of a Certificate directing payment and setting forth the name and address of the person to whom such payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts as and when directed from the Fund Assets. The Custodian is authorized to rely on such directions and shall be under no obligation to inquire as to the propriety of such directions.
         D. Upon receipt of a Certificate directing payment, the Custodian shall disburse moneys from the Fund Assets in payment of the Custodian's fees and expenses as provided in Article VIII hereof.





                                    ARTICLE V
                             Custody of Fund Assets

         A. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used by the Fund in accordance with Rule 17f-3 under the Act. Moneys held by the Custodian on behalf of the Fund may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian. Such moneys shall be deposited by the Custodian in its capacity as such, and shall be withdrawable by the Custodian only in such capacity.
         B. The Custodian shall hold all Securities delivered to it in safekeeping in a separate account or accounts maintained at Firstar Bank, N.A. for the benefit of the Fund.
         C. All Securities held which are issued or issuable only in bearer form, shall be held by the Custodian in that form; all other Securities held for the Fund shall be registered in the name of the Custodian or its nominee. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold, or deliver in proper form for transfer, any Securities that it may hold for the account of the Fund and which may, from time to time, be registered in the name of the Fund.

        D. With respect to all Securities held for the Fund , the Custodian shall on a timely basis (concerning items 1 and 2 below, as defined in the Custodian's Standards of Service Guide, as amended from time to time, annexed hereto as Appendix C):
              1.) Collect all income due and payable with respect to such Securities; 2.) Present for payment and collect amounts payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable; 3.) Surrender Securities in temporary form for definitive Securities; and 4.) Execute, as agent, any necessary declarations or certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority, including any foreign taxing authority, now or hereafter in effect.
         E.  Upon receipt of a Certificate and not otherwise, the Custodian shall:
              1.) Execute and deliver to such persons as may be designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as beneficial owner of any Securities may be exercised;
              2.) Deliver any Securities in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation, or recapitalization of any trust, or the exercise of any conversion privilege;
              3.) Deliver any Securities to any protective committee, reorganization committee, or other person in connection with the reorganization
refinancing,   merger,  consolidation, recapitalization, or sale of assets of any trust, and receive and hold under the terms of this Agreement such
certificates of  deposit,   interim  receipts  or  other   instruments  or
documents as may be issued to it to evidence such delivery;

            4.) Make such transfers or exchanges of the assets of the Fund and take such other steps as shall be stated in said Certificate to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund; and
            5.) Deliver any Securities held for the Fund to the depository agent for tender or other similar offers.

         F. The Custodian shall promptly deliver to the Fund all notices, proxy material and executed but unvoted proxies pertaining to shareholder meetings of Securities held by the Fund. The Custodian shall not vote or authorize the voting of any Securities or give any consent, waiver or approval with respect thereto unless so directed by a Certificate or Written Instruction.
         G. The Custodian shall promptly deliver to the Fund all information received by the Custodian and pertaining to Securities held by the Fund with respect to tender or exchange offers, calls for redemption or purchase, or expiration of rights.

                                   ARTICLE VI
                         Purchase and Sale of Securities

         A. Promptly after each purchase of Securities by the Fund, the Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such purchase the;
                  1.)      name of the issuer and the title of the Securities,
                  2.)      principal amount purchased and accrued interest, if
                           any,
                  3.)      date of purchase and settlement,
                  4.)      purchase price per unit,
                  5.)      total amount payable, and
                  6.)      name of the person from whom, or the broker through
                           which, the purchase was made.
The Custodian shall, against receipt of Securities purchased by or for the Fund, pay out of the Fund Assets, the total amount payable to the person from whom or the broker through which the purchase was made, provided that the same conforms to the total amount payable as set forth in such Written Instructions or Oral Instructions, as the case may be.
         B. Promptly after each sale of Securities by the Fund, the Fund shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each sale of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such sale the;
                  1.)      name of the issuer and the title of the Securities,
                  2.)      principal amount sold and accrued interest, if any,
                  3.)      date of sale and settlement,
                  4.)      sale price per unit,
                  5.)      total amount receivable, and
                  6.)      name of the person to whom, or the broker through
                           which, the sale was made.
The Custodian shall deliver the Securities against receipt of the total amount receivable, provided that the same conforms to the total amount receivable as set forth in such Written Instructions or Oral Instructions, as the case may be.

         C. On contractual settlement date, the account of the Fund will be charged for all purchased Securities settling on that day, regardless of whether or not delivery is made. Likewise, on contractual settlement date, proceeds from the sale of Securities settling that day will be credited to the account of the Fund, irrespective of delivery.
         D. Purchases and sales of Securities effected by the Custodian will be made on a delivery versus payment basis. The Custodian may, in its sole discretion, upon receipt of a Certificate, elect to settle a purchase or sale transaction in some other manner, but only upon receipt of acceptable indemnification from the Fund.
         E. The Custodian shall, upon receipt of a Written Instructions so directing it, establish and maintain a segregated account or accounts for and on behalf of the Fund. Cash and/or Securities may be transferred into such account or accounts for specific purposes, to-wit:
                  1.) in accordance with the provision of any agreement among the Fund, the Custodian, and a broker-dealer registered under the Securities and Exchange Act of 1934, as amended, and also a member of the National Association of Securities Dealers (NASD) (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange, the Commodity Futures Trading Commission, any registered contract market, or any similar organization or organizations requiring escrow or other similar arrangements in connection with transactions by the Fund;
                  2.)      for purposes of segregating cash or government
securities in connection with options purchased, sold, or written by the Fund or commodity futures contracts oroptions thereon purchased or sold by the Fund;
                  3.) for the purpose of compliance by the fund with the procedures required for reverse repurchase agreements, firm commitment agreements, standby commitment agreements, and short sales by Act Release
No. 10666, or any subsequent release or releases or rule of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies;and
                  4.) for other corporate purposes, only in the case of this clause 4 upon receipt of a copy of a resolution of the Board Of Directors of the Fund, certified by the Secretary of the Fund, setting forth the purposes of such segregated account.

        F. Except as otherwise may be agreed upon by the parties hereto, the Custodian shall not be required to comply with any Written Instructions to settle the purchase of any Securities on behalf of the Fund unless there is sufficient cash in the account(s) at the time or to settle the sale of any Securities from an account(s) unless such Securities are in deliverable form. Notwithstanding the foregoing, if the purchase price of such Securities exceeds the amount of cash in the account(s) at the time of such purchase, the Custodian may, in its sole discretion, advance the amount of the difference in order to settle the purchase of such Securities. The amount of any such advance shall be deemed a loan from the Custodian to the Fund payable on demand and bearing interest accruing from the date such loan is made up to but not including the date such loan is repaid at a rate per annum customarily charged by the Custodian on similar loans.


                                   ARTICLE VII
                                Fund Indebtedness

         In connection with any borrowings by the Fund, the Fund will cause to be delivered to the Custodian by a bank or broker requiring Securities as collateral for such borrowings (including the Custodian if the borrowing is from the Custodian), a notice or undertaking in the form currently employed by such bank or broker setting forth the amount of collateral. The Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such borrowing: (a) the name of the bank or broker, (b) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note duly endorsed by the Fund, or a loan agreement, (c) the date, and time if known, on which the loan is to be entered into, (d) the date on which the loan becomes due and payable, (e) the total amount payable to the Fund on the borrowing date, and (f) the description of the Securities securing the loan, including the name of the issuer, the title and the number of shares or the principal amount. The Custodian shall deliver on the borrowing date specified in the Certificate the required collateral against the lender's delivery of the total loan amount then payable, provided that the same conforms to that which is described in the Certificate. The Custodian shall deliver, in the manner directed by the Fund, such Securities as additional collateral, as may be specified in a Certificate, to secure further any transaction described in this Article VII. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian and the Custodian shall receive from time to time such return of collateral as may be tendered to it.
         The Custodian may, at the option of the lender, keep such collateral in its possession, subject to all rights therein given to the lender because of the loan. The Custodian may require such reasonable conditions regarding such collateral and its dealings with third-party lenders as it may deem appropriate.

                                  ARTICLE VIII
                            Concerning the Custodian

         A. Except as otherwise provided herein, the Custodian shall not be liable for any loss or damage resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own gross negligence or willful misconduct. The Fund shall defend, indemnify and hold harmless the Custodian and its directors, officers, employees and agents with respect to any loss, claim, liability or cost (including reasonable attorneys'
fees) arising or alleged to arise from or relating to the Fund's duties hereunder or any other action or inaction of the Fund or its Directors, officers, employees or agents, except such as may arise from the negligent action, omission, willful misconduct or breach of this Agreement by the Custodian. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with the advice or opinion of counsel. The provisions under this paragraph shall survive the termination of this Agreement.
         B. Without limiting the generality of the foregoing, the Custodian, acting in the capacity of Custodian hereunder, shall be under no obligation to inquire into, and shall not be liable for:
                  1.)      The  validity  of the issue of any  Securities
purchased by or for the account of the Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;
                  2.)      The legality of the sale of any Securities by or for
the account of the Fund, or the propriety of the amount for which the same are sold;
                  3.)      The legality of the issue or sale of any shares of
the Fund, or the sufficiency of the amount to be received therefor;
                  4.)      The legality of the redemption of any shares of the
Fund, or the propriety of the amount to be paid therefor;
                  5.)      The legality of the declaration or payment of any
dividend by the Fund in respect of shares of the Fund;
                  6.)      The legality of any borrowing by the Fund on behalf
of the Fund, using Securities as collateral;

        C. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Fund from any Dividend and Transfer Agent of the Fund nor to take any action to effect payment or distribution by any Dividend and Transfer Agent of the Fund of any amount paid by the Custodian to any Dividend and Transfer Agent of the Fund in accordance with this Agreement.
         D. Notwithstanding Section D of Article V, the Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction (including prepayment thereof) of reimbursement of its costs and expenses in connection with any such action.
         E. The Fund acknowledges and hereby authorizes the Custodian to hold Securities through its various agents described in Appendix B annexed hereto. The Fund hereby represents that such authorization has been duly approved by the Board Of Directors of the Fund as required by the Act. The Custodian acknowledges that although certain Fund Assets are held by its agents, the Custodian remains primarily liable for the safekeeping of the Fund Assets.
         In addition, the Fund acknowledges that the Custodian may appoint one or more financial institutions, as agent or agents or as sub-custodian or sub-custodians, including, but not limited to, banking institutions located in foreign countries, for the purpose of holding Securities and moneys at any time owned by the Fund. The Custodian shall not be relieved of any obligation or liability under this Agreement in connection with the appointment or activities of such agents or sub-custodians. Any such agent or sub-custodian shall be qualified to serve as such for assets of investment companies registered under the Act. Upon request, the Custodian shall promptly forward to the Fund any documents it receives from any agent or sub-custodian appointed hereunder which may assist trustees of registered investment companies fulfill their responsibilities under Rule 17f-5 of the Act.

         F. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the account of the Fund are such as properly may be held by the Fund under the provisions of the Articles of Incorporation and the Fund's By-Laws.
         G. The Custodian shall treat all records and other information relating to the Fund and the Fund Assets as confidential and shall not disclose any such records or information to any other person unless (i) the Fund shall have consented thereto in writing or (ii) such disclosure is required by law.
         H. The Custodian shall be entitled to receive and the Fund agrees to pay to the Custodian such compensation as shall be determined pursuant to Appendix D attached hereto, or as shall be determined pursuant to amendments to such Appendix D. The Custodian shall be entitled to charge against any money held by it for the account of the Fund, the amount of any of its fees, any loss, damage, liability or expense, including counsel fees. The expenses which the Custodian may charge against the account of the Fund include, but are not limited to, the expenses of agents or sub-custodians incurred in settling transactions involving the purchase and sale of Securities of the Fund.
         I. The Custodian shall be entitled to rely upon any Oral Instructions and any Written Instructions. The Fund agrees to forward to the Custodian Written Instructions confirming Oral Instructions in such a manner so that such Written Instructions are received by the Custodian, whether by hand delivery, facsimile or otherwise, on the same business day on which such Oral Instructions were given. The Fund agrees that the failure of the Custodian to receive such confirming instructions shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund for acting upon Oral Instructions given to the Custodian hereunder concerning such transactions.
         J. The Custodian will (i) set up and maintain proper books of account and complete records of all transactions in the accounts maintained by the Custodian hereunder in such manner as will meet the obligations of the Fund under the Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder and those records are the property of the Fund, and (ii) preserve for the periods prescribed by applicable Federal statute or regulation all records required to be so preserved. All such books and records shall be the property of the Fund, and shall be open to inspection and audit at reasonable times and with prior notice by Officers and auditors employed by the Fund.

         K. The Custodian shall send to the Fund any report received on the systems of internal accounting control of the Custodian, or its agents or sub-custodians, as the Fund may reasonably request from time to time.
         L. The Custodian performs only the services of a custodian and shall have no responsibility for the management, investment or reinvestment of the Securities from time to time owned by the Fund. The Custodian is not a selling agent for shares of the Fund and performance of its duties as custodian shall not be deemed to be a recommendation to the Fund's depositors or others of shares of the Fund as an investment.
         M. The Custodian shall take all reasonable action, that the Fund may from time to time request, to assist the Fund in obtaining favorable opinions from the Fund's independent accountants, with respect to the Custodian's activities hereunder, in connection with the preparation of the Fund's Form N-1A, Form N-SAR, or other annual reports to the Securities and Exchange Commission.
         N. The Fund hereby pledges to and grants the Custodian a security interest in any Fund Assets to secure the payment of any liabilities of the Fund to the Custodian, whether acting in its capacity as Custodian or otherwise, or on account of money borrowed from the Custodian. This pledge is in addition to any other pledge of collateral by the Fund to the Custodian.

                                   ARTICLE IX
                                  Force Majeure
         Neither the Custodian nor the Corporation shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation; provided, however, that the Custodian, in the event of a failure or delay, shall use its best efforts to ameliorate the effects of such failure or delay.

                                    ARTICLE X
                                   Termination
         A. Either of the parties hereto may terminate this Agreement for any reason by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. If such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the Board Of Directors of the Fund, certified by the Secretary of the Fund, electing to terminate this Agreement and designating a successor custodian or custodians. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board Of Directors of the Fund, certified by the Secretary, designating a successor custodian or custodians to act on behalf of the Fund. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $100,000,000 aggregate capital, surplus, and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian, provided that it has received a notice of acceptance by the successor custodian, shall deliver, on that date, directly to the successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian. Upon termination of this Agreement, the Fund shall pay to the Custodian on behalf of the Fund such compensation as may be due as of the date of such termination. The Fund agrees on behalf of the Fund that the Custodian shall be reimbursed for its reasonable costs in connection with the termination of this Agreement.

         B. If a successor custodian is not designated by the Fund, or by the Custodian in accordance with the preceding paragraph, or the designated successor cannot or will not serve, the Fund shall, upon the delivery by the Custodian to the Fund of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by the Fund, be deemed to be the custodian for the Fund, and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System, which cannot be delivered to the Fund, which shall be held by the Custodian in accordance with this Agreement.

                                   ARTICLE XI
                                  MISCELLANEOUS

         A. Appendix A sets forth the names and the signatures of all Authorized Persons, as certified by the Secretary of the Fund. The Fund agrees to furnish to the Custodian a new Appendix A in form similar to the attached Appendix A, if any present Authorized Person ceases to be an Authorized Person or if any other or additional Authorized Persons are elected or appointed. Until such new Appendix A shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the then current Authorized Persons as set forth in the last delivered Appendix A.
         B. No recourse under any obligation of this Agreement or for any claim based thereon shall be had against any organizer, shareholder, Officer, Director, past, present or future as such, of the Fund or of any predecessor or successor, either directly or through the Fund or any such predecessor or successor, whether by virtue of any constitution, statute or rule of law or equity, or be the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Agreement and the obligations thereunder are enforceable solely against the Fund, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the organizers, shareholders, Officers, Directors of the Fund or of any predecessor or successor, or any of them as such. To the extent that any such liability exists, it is hereby expressly waived and released by the Custodian as a condition of, and as a consideration for, the execution of this Agreement.

         C. The obligations set forth in this Agreement as having been made by the Fund have been made by the Board Of Directors, acting as such Directors for and on behalf of the Fund, pursuant to the authority vested in them under the laws of the State of Ohio, the Articles of Incorporation and the By-Laws of the Fund. This Agreement has been executed by Officers of the Fund as officers, and not individually, and the obligations contained herein are not binding upon any of the Directors, Officers, agents or holders of shares, personally, but bind only the Fund.
         D. Provisions of the Prospectus and any other documents (including advertising material) specifically mentioning the Custodian (other than merely by name and address) shall be reviewed with the Custodian by the Fund prior to publication and/or dissemination or distribution, and shall be subject to the consent of the Custodian.
         E. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at Firstar Center, 425 Walnut Street, M. L. 6118, Cincinnati, Ohio 45202, attention Mutual Fund Custody Department, or at such other place as the Custodian may from time to time designate in writing.
         F. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given when delivered to the Fund or on the second business day following the time such notice is deposited in the U.S. mail postage prepaid and addressed to the Fund at its office at 13605 Crestway Drive, Brook Park, Ohio 44142 or at such other place as the Fund may from time to time designate in writing.
         G. This Agreement, with the exception of the Appendices, may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and authorized and approved by a resolution of the Board Of Directors of the Fund.

        H. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund or by the Custodian, and no attempted assignment by the Fund or the Custodian shall be effective without the written consent of the other party hereto.
         I. This Agreement shall be construed in accordance with the laws of the State of Ohio.
         J. This Agreement may be executed in any number of counterparts, each of which shall be deemed tobe an original, but such counterparts shall, together, constitute only one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized as of the day and year first above written.




ATTEST:                              _
                                                          By:


                                                          Title:




ATTEST:                                                   Firstar Bank, N.A.

                                                          By:

                                                          Marsha A. Croxton
                                                          Senior Vice President

                                   APPENDIX A



                              Authorized Persons           Specimen Signatures


Chairman:
                                ------------                 --------------


President:                      ------------                 --------------


Secretary:                      ------------                 --------------


Treasurer:                      ------------                 --------------


Controller:                     ------------                 --------------


Adviser Employees:              ------------                 --------------





Transfer Agent/Fund Accountant

Employees:                      ------------                 --------------

                                ------------                 --------------

                                ------------                 --------------

                                   APPENDIX B




The following agents are employed currently by Firstar Bank, N.A. for securities processing and control . . .


                  The Depository Trust Company (New York)
                  7 Hanover Square
                  New York, NY  10004

                  The Federal Reserve Bank
                  Cincinnati and Cleveland Branches

                  Bank of New York
                  1 Wall St
                  New York, NY  10286
                (For Foreign Securities and certain non-DTC eligible Securities)

                                   APPENDIX C

                           Standards of Service Guide



                           Standard of Services Guide






                     Firstar Institutional Custody Services
                          425 Walnut Street, 6th Floor
                                    M.L. 6118
                              Cincinnati, OH 45202






                                   July, 1999

                     Firstar Institutional Custody Services
                           Standards of Service Guide



         Firstar Bank, N.A. is committed to providing superior quality service to all customers and their agents at all times. We have compiled this guide as a tool for our clients to determine our standards for the processing of security settlements, payment collection, and capital change transactions. Deadlines recited in this guide represent the times required for Firstar Bank to guarantee processing. Failure to meet these deadlines will result in settlement at our client's risk. In all cases, Firstar Bank will make every effort to complete all processing on a timely basis.

         Firstar Bank is a direct participant of the Depository Trust Company, a direct member of the Federal Reserve Bank of Cleveland, and utilizes the Bankers Trust Company as its agent for ineligible and foreign securities.

         For corporate reorganizations, Firstar Bank utilizes SEI's Reorg Source, Financial Information, Inc., XCITEK, DTC Important Notices, and the Wall Street Journal.

         For bond calls and mandatory puts, Firstar Bank utilizes SEI's Bond Source, Kenny Information Systems, Standard & Poor's Corporation, and DTC Important Notices. Firstar Bank will not notify clients of optional put opportunities.

         Any securities delivered free to Firstar Bank or its agents must be received three (3) business days prior to any payment or settlement in order for the Firstar Bank standards of service to apply.

         Should you have any questions regarding the information contained in this guide, please feel free to contact your account representative.


          The information contained in this Standards of Service Guide is subject to change. Should any changes be made Firstar Bank will provide you with an updated copy of its Standards of
                                 Service Guide.

                   Firstar Bank Security Settlement Standards


Transaction Type           Instructions Deadlines*     Delivery Instructions

DTC                           1:30 P.M. on             DTC Participant# 2803
                              Settlement Date          Agent Bank ID 27895
                                                       Institutional#
                                                       For Account#

Federal Reserve Book Entry    12:30 P.M. on            Federal Reserve Bank
                              Settlement Date          of Cinti/Trust for
                                                       Firstar Bank, N.A.
                                                       ABA# 042000013
                                                       For Account#

Fed Wireable FNMA & FHLMC     12:30 P.M. on            Bk of NYC/Cust
                              Settlement Date          ABA 021000018
                                                       A/C Firstar Bank #117612
                                                       Account#

Federal Reserve Book          1:00 P.M. on             Federal Reserve Bank of
Entry (Repurchase Agreement   Settlement Date          Cinti/Spec for Firstar
Colateral Only)                                        Bank, N.A. ABA# 042000013
                                                       For Account#

PTC Securities (GNMA Book     12:00 P.M. on            PTC For Account BYORK
Entry)                        Settlement Date          Firstar Bank / 117612

Physical Securities           9:30 A.M. EST on         Bank of New York
                              Settlement Date          One Wall Street-#3rd
                              (For Deliveries, by      Floor-Window A
                              4:00 PM on Settlement    New York, NY 10286
                              Date minus 1)            For account of Firstar
                                                       Bank/Cust# 117612
                                                       Attn: Donald Hoover

CEDEL/EURO-CLEAR              11:00 A..M. on           Cedel a/c 55021
                              Settlement Date          FFC: a/c 387000
                              minus 2                  Firstar Bank / Global
                                                       Omnibus

Cash Wire Transfer            3:00 P.M.                Firstar Bank,N.A. Cinti/
                                                       Trust ABA# 042000013
                                                       Credit Account# 9901877
                                                       Further Credit to_______
                                                       Account# _______________

*  All times listed are Eastern Standard Time.

                         Firstar Bank Payment Standards


Security Type                                Income               Principal

Equities                                  Payable Date
Municipal Bonds*                          Payable Date          Payable Date
Corporate Bonds*                          Payable Date          Payable Date
Federal Reserve Bank Book Entry*          Payable Date          Payable Date
PTC GNMA's (P&I)                          Payable Date + 1      Payable Date + 1
CMOs *
     DTC                                  Payable Date + 1      Payable Date + 1
     Bankers Trust                        Payable Date + 1      Payable Date + 1
SBA Loan Certificates                     When Received         When Received
Unit Investment Trust Certificates*       Payable Date          Payable Date
Certificates of Deposit*                  Payable Date + 1      Payable Date + 1
Limited Partnerships                      When Received         When Received
Foreign Securities                        When Received         When Received
*Variable Rate Securities
     Federal Reserve Bank Book Entry      Payable Date          Payable Date
     DTC                                  Payable Date + 1      Payable Date + 1
     Bankers Trust                        Payable Date + 1      Payable Date + 1


NOTE:    If a payable date falls on a weekend or bank holiday, payment will be made on the immediately following business day.



                 Firstar Bank Corporate Reorganization Standards





Type of Action                   Notification to Client         Deadline for Client               Transaction
                                                                Instructions

Rights, Warrants,                Later of 10 business           5 business days prior             Upon receipt
And Optional Mergers             days prior to expiration       to expiration
                                 or receipt of notice

Mandatory Puts with              Later of 10 business           5 business days prior             Upon receipt
Option to Retain                 days prior to expiration       to expiration
                                 or receipt of notice

Class Actions                    10 business days prior         5 business days prior             Upon receipt
                                 to expiration date             to expiration

Voluntary Tenders,               Later of 10 business           5 business days prior             Upon receipt
Exchanges and                    days prior to expiration       to expiration
Conversions                      or receipt of notice

Mandatory Puts, Defaults,        At posting of funds or          None                             Upon receipt
Liquidation, Bankruptcies,       securities received
Stock Splits, Mandatory
Exchanges

Full and Partial Calls           Later of 10 business            None                             Upon receipt
                                 days prior to expiration
                                 or receipt of notice

NOTE:  Fractional shares/par amounts resulting from any of the above will be sold.

                                   APPENDIX D

                            Schedule of Compensation

Exhibit 80.10

Legal Opinion and Letter of Counsel


                                November 30, 1999

Board of Trustee
TriStar Investment Trust
13605 Crestway Drive
Brook Park, Ohio 44142-2675

Re:      Registration Statement on Form N-1A Covering Offering of
         Beneficial Interests of TriStar Investment Trust

Gentlemen:

         We have acted as counsel to Tri-Star Investment Trust, an Ohio business trust (the "Trust"), in conjunction with the registration of an unlimited number of units (the "Units") of beneficial interest in the Trust pursuant to a registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "Registration Statement").

         We have examined the Certificate of Trust and Declaration of Trust of the Trust and the filings before the Securities and Exchange Commission relating to the registration under the Securities Act of 1933, as amended (the "Act"), and the Investment Company Act of 1940, as amended ("1940 Act").

         In rendering our opinion, we have assumed (i) the genuineness of all signatures; (ii) that parties executing documents, other than the Company, had obligations under those documents, the due authorization by all requisite corporation action of the execution and delivery of those documents and the validity and binding effect of those documents on those parties; and (iii) the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. As to questions of fact material to our opinions, we have relied solely upon the documents and instruments described above and have assumed the accuracy and correctness of all statements of fact contained therein.

         Based on the foregoing, we are of the opinion that the Units have been duly authorized for issuance by all necessary action and, when issued in accordance with the terms of the offering, will be validly issued, fully paid and nonassessable.

         We are admitted to practice before the Bar of the State of Nebraska only. We are not admitted to practice in Ohio, the jurisdiction of the Trust's formation, or in any other jurisdiction in which the Company owns or may own property or may transact business. In furnishing the opinions expressed above, we advise that our opinions are with respect only to federal law and the laws of the State of Nebraska in effect as of the date hereof, and in all respects are subject to and may be limited by future legislation, regulations and judicial decisions. To the extent that such opinions are derived from laws of other jurisdictions, such statements are based on examinations or relevant authorities and are believed to be correct, but we have obtained no legal opinions as to such matters from lawyers licensed to practice in such other jurisdictions.

         We hereby consent to the use of our name and to the reference to our firm in Registration Statement and to the filing of a copy of this opinion as an exhibit to the Registration Statement.

                                                  Very truly yours,

                                                  /s/ Christian R. Blunk

                                                  Christian R. Blunk

CRB/pak

Exhibit 90.10


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to all references to our firm included in or made a part of this Pre-Effective Amendment No. 2 to the TriStar Investment Trust's Registration Statement on Form N-1A (File No. 333-92421), including the reference to our firm under the heading "ACCOUNTANTS" in the Statement of Additional Information.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 10, 2000